                                                                    Exhibit 10.1

                                                         [EXECUTION COUNTERPART]






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                               JOURNAL REGISTER COMPANY


                                      ---------



                                   CREDIT AGREEMENT



                             Dated as of __________, 1997



                                      ---------



                              THE CHASE MANHATTAN BANK,
                                       as Agent

                                THE BANK OF NEW YORK,
                                     CIBC, INC.,
                               FLEET NATIONAL BANK and
                            KEYBANK NATIONAL ASSOCIATION,
                                 as Managing Agents


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


          CREDIT AGREEMENT dated as of May 2, 1997 between: JOURNAL REGISTER COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER"); each of the banks and other financial institutions that is a signatory hereto or which, pursuant to Section 11.06(b) hereof, shall become a "Bank" hereunder (individually, a "BANK" and, collectively, the "BANKS"); and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

          Journal News, Inc. and Journal Company, Inc. (collectively, the "EXISTING BORROWERS"), in each case a wholly owned subsidiary of Journal Register Company, LLC ("JOURNAL REGISTER LLC"), a limited liability company duly organized and validly existing under the laws of the State of New York, are borrowers under an Amendment and Restatement dated as of December 17, 1996 of Credit Agreement dated as of December 21, 1994 (the "1994 CREDIT AGREEMENT") with the Banks and the Agent (as heretofore modified and supplemented and in effect on the date of this Agreement, the "EXISTING CREDIT AGREEMENT"). Substantially concurrently herewith, Journal Register LLC is merging with and into the Borrower, with the Borrower being the surviving entity of such merger. Effective on the Effective Date (as defined below), the Borrower wishes to become a party to the Existing Credit Agreement as borrower and to assume all of the obligations of the Existing Borrowers under or in respect of the Existing Credit Agreement, and in that connection the parties to the Existing Credit Agreement wish to amend in certain respects and to restate in its entirety the Existing Credit Agreement, it being the intention of the parties that the loans outstanding under the Existing Credit Agreement on the Effective Date (other than such loans required to be paid as of the Effective Date as contemplated hereby) shall continue and remain outstanding and not be repaid on the Effective Date, but shall be assigned and reallocated among the Banks as provided in
Section 2.01 hereof.

          The Borrower and its subsidiaries are engaged as an integrated group in the business of publishing, distributing and selling newspapers, and in related businesses, and in furnishing the required supplies, services, equipment, credit and other facilities for such integrated operation. The integrated operation requires financing on such a basis that credit supplied to the Borrower be made available from time to time to its subsidiaries, as required for the continued successful operation of the Borrower and its subsidiaries, separately, and the integrated operation as a whole. In that connection, the Borrower has requested that the Banks make loans to the Borrower (to be made available by the Borrower to its subsidiaries) in an aggregate principal amount up to but not exceeding $632,995,000 to provide financing for general corporate purposes, permitted acquisitions of newspaper companies and working capital for the


                                   CREDIT AGREEMENT
                                   ----------------
ongoing operations of the Borrower and its subsidiaries. The Banks are willing to make such loans to the Borrower on the terms and conditions of this Agreement.

          Accordingly, the parties hereto hereby agree that the Existing Agreement shall, as of the Effective Date, be amended in certain respects and restated in its entirety as follows:


          Section 1.  DEFINITIONS AND ACCOUNTING MATTERS.

          1.01 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

          "ACQUISITION" shall mean any transaction, or any series of related transactions, consummated after the date of this Agreement, by which the Borrower and/or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any corporation, partnership, joint venture or other firm or any division of any corporation, partnership, joint venture or other firm or the right to use or manage or otherwise exploit any such business or assets, whether through purchase or lease of assets, merger or otherwise, (b) directly or indirectly acquires control of at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors or (c) directly or indirectly acquires control of a majority ownership interest in any partnership, joint venture or other firm. The terms "ACQUIRE" and "ACQUIRED" used as a verb shall have a correlative meaning.

          "ADMINISTRATIVE QUESTIONNAIRE" shall mean an Administrative Questionnaire in a form supplied by the Agent.

          "AFFILIATE" shall mean, with respect to the Borrower and its Subsidiaries, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, the Borrower and, if such other Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of



                                   CREDIT AGREEMENT
                                   ----------------
securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event, any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate of the Borrower or any of its Subsidiaries solely by reason of his or her being a director, officer or employee of the Borrower or any of its Subsidiaries, (b) none of the Borrower or any of its Subsidiaries shall be an Affiliate.

          "AMENDMENT NO. 1 EFFECTIVE DATE" shall mean the effective date of Amendment No. 1 dated as of May 5, 1995 to the 1994 Credit Agreement.

          "AMENDMENT NO. 2 EFFECTIVE DATE" shall mean the effective date of Amendment No. 2 dated as of June 20, 1995 to the 1994 Credit Agreement.

          "APPLICABLE LENDING OFFICE" shall mean, for each Bank and for each Type of Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan in the Administrative Questionnaire submitted by such Bank or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

          "APPLICABLE MARGIN" shall mean:

          (a) with respect to Base Rate Loans, 0.25% at all times when the Total Debt Ratio is greater than or equal to 5.0 to 1 and 0.0% at all times when the Total Debt Ratio is less than 5.0 to 1; and

          (b) with respect to Eurodollar Loans, 1.50% at all times when the Total Debt Ratio is greater than or equal to 5.0 to 1, 1.25% at all times when the Total Debt Ratio is greater than or equal to 4.5 to 1 but less than 5.0 to 1, 1.00% at all times when the Total Debt Ratio is greater than or equal to 4.0 to 1 but less than 4.5 to 1, 0.75% at all times when the Total Debt Ratio is greater than or equal to 3.5 to 1 but less than 4.0 to 1, 0.625% at all times when the Total Debt Ratio is greater than or equal to 3.0 to 1 but less than 3.5 to 1 and 0.50% at all times when the Total Debt Ratio is less than 3.0 to 1.

                                   CREDIT AGREEMENT
                                   ----------------

For purposes of this definition, the Total Debt Ratio shall be determined (i) for any day during the period commencing on the Effective Date and ending on the third Business Day after the first date the Borrower delivers to the Agent consolidated financial statements of the Borrower pursuant to either Section 8.01(a) or 8.01(b) hereof on the basis of the Total Debt Ratio determined as of the Effective Date on a pro forma basis (after giving effect to the initial public offering of the Borrower, the application of the proceeds thereof, the payment in full of the Warburg Subordinated Debt, the making of the Loans hereunder and the other transactions contemplated to occur on or prior to the Effective Date) and certified by a Senior Officer in the certificate delivered pursuant to Section 6.01(g) hereof and (ii) for any day thereafter on the basis of the then most recent consolidated financial statements of the Borrower delivered to the Agent pursuant to said Section 8.01(a) or 8.01(b). Any change in the Applicable Margins as a result of a change in the Total Debt Ratio shall be effective as of the third Business Day following the date the relevant consolidated financial statements of the Borrower are so delivered to the Agent, PROVIDED that in the event that the Borrower shall fail to deliver to the Agent any consolidated financial statements by the respective date required pursuant to said Sections 8.01(a) or 8.01(b), the Applicable Margins shall be deemed to be equal to the highest Applicable Margins provided for in this Agreement for each day during the period commencing on the date said financial statements were so required to be delivered and ending on the third Business Day following the date such financial statements are in fact delivered to the Agent; PROVIDED, FURTHER, that the Applicable Margins shall be subject to adjustment in accordance with paragraphs (a) and (b) above on and as of any Borrowing Date if
(i) a borrowing of Revolving Credit Loans occurs on such Borrowing Date in excess of $10,000,000 in aggregate principal amount (unless the proceeds of such borrowing are to be, and are in fact, used to make repayments of Term Loans, in which case no such adjustment to the Applicable Margins shall be so required to be made on such Borrowing Date) and (ii) such borrowing results in a change in the Total Debt Ratio as of such Borrowing Date that would in turn result in a change in the Applicable Margins as reflected in the certificate of a Senior Officer delivered to the Agent in accordance with and as required by Section 6.02(b) hereof. Notwithstanding the provisions of the immediately preceding sentence, no reduction in the Applicable Margins provided for by this definition shall be effective earlier than the date three Business Days after the date the Agent receives a notice from the Borrower specifically requesting such reduction.

          "APPROVED TITLE REPORTS" shall mean, collectively, (a) the Approved Title Reports referred to in Section 6.01(q) of the

                                   CREDIT AGREEMENT
                                   ----------------

Existing Credit Agreement, (b) the NEN Title Reports after having been marked by the Borrowers' counsel and approved by the Agent and showing only those title exceptions which are acceptable to the Agent as of the Amendment No. 1 Effective Date, (c) the New Britain Title Reports after having been marked by the Borrowers' counsel and approved by the Agent and showing only those title exceptions which are acceptable to the Agent as of the Amendment No. 2 Effective Date and (d) with respect to any Mortgage Property Acquired by any Obligor after the Amendment No. 2 Effective Date if such Acquisition is financed in whole or in part with the proceeds of PAD Loans hereunder or Permitted Additional Debt as permitted by Section 8.07(e) hereof, title reports prepared by the Title Insurer for the benefit of the Agent covering such Mortgage Property updated to within 30 days prior to the date such PAD Loans are made or such Permitted Additional Debt is incurred, in each case, after having been marked by the Borrowers' counsel and approved by the Agent and showing only those title exceptions which are acceptable to the Agent as of the date such PAD Loans are made or such Permitted Additional Debt is incurred.

          "BANKRUPTCY CODE" shall mean the United States Federal Bankruptcy Code of 1978, as amended from time to time.

          "BASE RATE" shall mean, with respect to any Base Rate Loan, for any day, the higher of (a) the Federal Funds Rate for such day PLUS 1/2 of 1% and
(b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

          "BASE RATE LOANS" shall mean Loans which bear interest at rates based upon the Base Rate.

          "BORROWER SECURITY AGREEMENT" shall mean a Security Agreement substantially in the form of Exhibit A hereto between the Borrower and the Agent, as the same shall be amended, supplemented or otherwise modified and in effect from time to time.

          "BORROWING DATE" shall mean each date on which Loans are made hereunder.

          "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in New York City and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or a Continuation of, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any

                                   CREDIT AGREEMENT
                                   ----------------
such borrowing, payment, prepayment, Conversion, Continuation or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "CAPITAL EXPENDITURES" shall mean, for any period, expenditures (including, without limitation, the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP; PROVIDED that "Capital Expenditures" shall not include (a) capitalized interest to the extent otherwise included in "Capital Expenditures" as required by GAAP or (b) at the option of the Borrower (which option shall be (i) irrevocable and (ii) notified to the Agent), any such expenditures (including, without limitation, Capital Lease Obligations incurred) up to but not exceeding $5,000,000 in the aggregate in any fiscal year and up to but not exceeding $10,000,000 in the aggregate.

          "CAPITAL LEASE OBLIGATIONS" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

          "CASH EQUIVALENTS" shall mean:

          (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 180 days from the date of acquisition thereof;

          (b) certificates of deposit or Eurodollar time deposits maturing on demand or within 180 days from the date of acquisition thereof issued by any Bank or bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000;

          (c) commercial paper rated A-1 or better or P-1 or better by Standard & Poor's Rating Agency Incorporated or

                                   CREDIT AGREEMENT
                                   ----------------

     Moody's Investors Service, Inc., respectively, maturing not more than 180 days from the date of acquisition thereof;

          (d) operating deposit accounts with banks (including banks with a smaller capital, surplus and undivided profits than that specified in clause (b) above); and

          (e) repurchase agreements and reverse repurchase agreements with a term not in excess of 180 days with any Person relating to obligations referred to in clause (a) above (PROVIDED that such agreements are entered into on terms and conditions substantially similar to the terms and conditions set forth in the form of Master Repurchase Agreement promulgated by the Public Securities Association with a "Buyer's Margin Amount" (as defined therein) at least equal to 100%).

          "CASH FLOW" shall mean, for any period, the sum of the following for the Borrower and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP: operating income before taxes, Interest Expense, amortization and depreciation and extraordinary gains and losses and excluding all other non-cash subtractions from net operating income not otherwise excluded and excluding all other non-cash items of income; PROVIDED that: (a) if any portion of such period occurs on or after October 1, 1995 but on or before June 30, 1997, Cash Flow shall be determined on a pro forma basis for such period as if the Taunton Acquisition occurred on the first day of such period utilizing the actual Cash Flow of The Taunton Daily Gazette for the relevant period as increased by an amount equal to the amount specified for the relevant calendar month in Annex 2 hereto, (b) except with respect to the Taunton Acquisition, if the Borrower or any of its Subsidiaries shall have Acquired or Disposed of one or more Newspapers or MVO or other businesses related to newspaper publishing (or any part of any thereof) to any Person other than an Obligor during such period, Cash Flow for any portion of such period occurring prior to the date 12 complete calendar months after the consummation of such Acquisition or Disposition, as the case may be, shall be increased or decreased, as the case may be, by such an amount as shall be agreed between the Borrower and the Majority Banks (or, if the Borrower and the Majority Banks shall fail to agree as to any such amount within 30 days after the consummation of such Acquisition or Disposition, as the case may be, by the actual amount of the cash flow attributable to such Newspapers or MVO or other business), (c) there shall be excluded from the calculation of Cash Flow which includes any period during the fiscal year ended December 31, 1996, (i) reserves of up to $2,500,000 for additional litigation and receivables reserves and (ii)

                                   CREDIT AGREEMENT
                                   ----------------
capitalized expenses in respect of the Borrower's and its Subsidiaries' development and implementation of their on-line services of up to $750,000,
(d) there shall be excluded from the calculation of Cash Flow which includes any period during the fiscal year ending December 31, 1997 capitalized expenses in respect of the Borrower's and its Subsidiaries' development and implementation of their on-line services of up to $500,000 and (e) there shall be excluded from the calculation of Cash Flow payments under the Management Bonus Plan and accrued expenses relating to the discontinuance of JRN's StarShare Plan of up to an aggregate amount of $35,000,000.

          "CASUALTY EVENT" shall mean, with respect to any Property of any Person, any loss of, damage to or destruction of, or any condemnation or taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

          "CHANRY" shall mean Chanry Media, Inc. and its Subsidiaries.

          "CHASE" shall mean The Chase Manhattan Bank.

          "CLASS" shall have the meaning assigned to such term in Section 1.03 hereof.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "COMMITMENTS" shall mean, collectively, the Revolving Credit Commitments and the PAD Commitments.

          "COMMITMENT PERCENTAGE" shall mean (a) with respect to any Revolving Credit Bank, the ratio of (i) the amount of the Revolving Credit Commitment of such Bank to (ii) the aggregate amount of the Revolving Credit Commitments of all of the Revolving Credit Banks (or, if the Revolving Credit Commitments have expired or terminated, the ratio of (i) the aggregate outstanding principal amount of the Revolving Credit Loan(s) held by such Bank to (ii) the aggregate outstanding principal amount of the Revolving Credit Loans held by all of the Revolving Credit Banks); (b) with respect to any Term Loan Bank, the ratio of
(i) the aggregate outstanding principal amount of the Term Loan(s) held by such Bank to (ii) the aggregate outstanding principal amount of the Term Loans held by all of the Term Loan Banks; and (c) with respect to each Series of PAD Loans and each Bank holding PAD Loans of any Series of PAD Loans, the ratio of (i) the amount of the PAD Commitment of such Series of such Bank to (ii) the aggregate amount of the PAD Commitments of such Series

                                   CREDIT AGREEMENT
                                   ----------------
of all of the Banks holding PAD Loans of such Series (or, if the such Series of PAD Commitments have expired or terminated, the ratio of (i) the aggregate outstanding principal amount of the PAD Loan(s) of such Series held by such Bank TO (ii) the aggregate outstanding principal amount of the PAD Loans of such Series held by all of the Banks).

          "COMPLIANCE CERTIFICATE" shall mean a certificate of the chief financial officer or controller of the Borrower, substantially in the form of Exhibit C hereto and appropriately completed.

          "CONTINUE", "CONTINUATION" and "CONTINUED" shall refer to the continuation pursuant to Section 2.08 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

          "CONVERT", "CONVERSION" and "CONVERTED" shall refer to a conversion pursuant to Section 2.08 hereof of Base Rate Loans into Eurodollar Loans or Eurodollar Loans into Base Rate Loans which may be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending Office to another.

          "CREDIT DOCUMENTS" shall mean, collectively, this Agreement, the Notes, the Subsidiary Guarantee and the Security Documents.

          "DEFAULT" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

          "DISPOSITION" shall mean (a) any sale, assignment, transfer or other disposition of any Property (whether now owned or hereafter acquired) by the Borrower or any of its Subsidiaries to any other Person, excluding any such sale, assignment, transfer or other disposition in the ordinary course of business and on ordinary business terms, or (b) the entering into of any agreement by the Borrower or any of its Subsidiaries with any other Person pursuant to which such other Person has the right to use or manage or otherwise exploit any Property (whether now owned or hereafter acquired) of the Borrower or such Subsidiary and pursuant to which such other Person is entitled, directly or indirectly, to retain all or a substantial part of the revenues derived from the use or management or other exploitation of such Property. The terms "DISPOSE" and "DISPOSED" used as a verb shall have a correlative meaning.

                                   CREDIT AGREEMENT
                                   ----------------

          "DOLLARS" and "$" shall mean lawful money of the United States of America.

          "EFFECTIVE DATE" shall mean the date upon which the conditions to effectiveness of this Agreement specified in Section 6 hereof shall have been satisfied or waived.

          "ENVIRONMENTAL CLAIM" shall mean, with respect to any Person, any written or oral notice, claim, demand or other communication (each, a "CLAIM") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property or health, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release, of any Hazardous Material at or from any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "ENVIRONMENTAL LAWS" shall mean any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of the environment (including the environment as it affects human health or safety) or to emissions, discharges, Releases or threatened Releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, generation, recycling, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes (or the effect of the same on human health or safety).

          "EQUITY ISSUANCE" shall mean (a) the issuance or sale after the Effective Date by the Borrower or any of its Subsidiaries to any Person or Persons of (i) any capital stock, (ii) any warrants or options exercisable in respect of any capital stock (other than (x) any warrants or options issued to directors, officers, employees or consultants of the Borrower or

                                   CREDIT AGREEMENT
                                   ----------------
any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and (y) any capital stock of the Borrower or such Subsidiary issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Borrower or such Subsidiary or (b) the receipt by the Borrower or any of its Subsidiaries after the Effective Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); PROVIDED that Equity Issuance shall not include (w) any such issuance or sale by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, (x) any capital contribution by the Borrower or any of its Subsidiaries to any other Subsidiary of such Person, (y) any such issuance or sale pursuant to the Management Bonus Plan or Stock Incentive Plan or (z) any such issuance or sale relating to the acquisition by the Borrower of all of the capital stock or other ownership interests of INS from Warburg and/or Warburg Affiliates.

          "EQUITY RIGHTS" shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA AFFILIATE" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

          "EURODOLLAR BASE RATE" shall mean, with respect to any Eurodollar Loan for any Interest Period therefor, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/100 of 1%), as determined by the Agent, of the rates per annum quoted by the respective Reference Banks at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by the respective Reference Banks to leading banks

                                   CREDIT AGREEMENT
                                   ----------------
in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loans to be made by the respective Reference Banks for such Interest Period. If any Reference Bank is not participating in any Eurodollar Loan during any Interest Period therefor, such Reference Bank shall quote a rate per annum for such Loan for such Interest Period by reference to an amount equal to $5,000,000. If any Reference Bank does not timely furnish such information for determination of any Eurodollar Base Rate, the Agent shall determine such Eurodollar Base Rate on the basis of information timely furnished by the remaining Reference Banks.

          "EURODOLLAR LOANS" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

          "EURODOLLAR RATE" shall mean, for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of the Eurodollar Base Rate for such Loan for such Interest Period DIVIDED BY 1 MINUS the Reserve Requirement for such Loan for such Interest Period.

          "EVENT OF DEFAULT" shall have the meaning given to such term in
Section 9 hereof.

          "EXCESS CASH FLOW" shall mean, for any period, the sum of the following for such period: (a) Cash Flow MINUS (b) the sum of the following (without duplication of deductions): (i) Total Debt Service PLUS (ii) prepayments of principal of the Loans made pursuant to Section 2.08 hereof (other than any such prepayments made pursuant to Section 2.08(d) hereof), PROVIDED that, in the case of any such prepayments of principal of the Revolving Credit Loans, the Revolving Credit Commitments shall have been reduced by a like amount, PLUS (iii) prepayments of principal of the Loans made pursuant to
Section 2.09 hereof (other than any such prepayments made pursuant to Section 2.09(d) hereof) PLUS (iv) Capital Expenditures made as permitted by Section 8.10 hereof (other than Capital Expenditures made pursuant to clause (z) thereof, but only to the extent funded with the proceeds of Revolving Credit Loans) PLUS (v) cash payments in respect of Permitted Acquisitions made as permitted by Section 8.05(b)(iv) hereof (except to the extent made with the proceeds of Loans hereunder or the proceeds of Permitted Additional Debt) PLUS (vi) Restricted Payments made as permitted by Section 8.09(c) PLUS (vii) any net increase in Working Capital (or MINUS any net decrease in Working Capital) PLUS (viii) costs paid in cash in connection with obtaining Interest Rate

                                   CREDIT AGREEMENT
                                   ----------------

Protection Agreements PLUS (ix) taxes (other than deferred taxes) paid during such period or paid or expected to be paid in cash thereafter in respect of such period, in each case in respect of income or activities earned or conducted during such period.

          "EXISTING BANK" shall mean each Bank which is a party to both the Existing Credit Agreement and this Agreement.

          "EXISTING CREDIT AGREEMENT" shall have the meaning given to such term in the second paragraph hereof.

          "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Chase on such day on such transactions as determined by the Agent.

          "FIXED CHARGES RATIO" shall mean, at any date, the ratio of (a) Cash Flow for the period of 12 complete consecutive months ended on, or most recently ended prior to, such date TO (b) Total Fixed Charges for such period.

          "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with the last sentence of
Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

          "GUARANTEE" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank to issue


                                   CREDIT AGREEMENT
                                   ----------------
a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "GUARANTEE" and "GUARANTEED" used as a verb shall have a correlative meaning.

          "HAZARDOUS MATERIAL" shall mean, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCBS"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

          "INACTIVE SUBSIDIARIES" shall mean, collectively, Chanry and its Subsidiaries, The Hartford Times, Inc., Community Offset, Inc., Central New Jersey Publishing Company, All Home Distribution, Inc., Asheboro Publications, Inc., Orange Coast Publishing Company and The Tribune Publishing Company of Royal Oak, Michigan.

          "INDEBTEDNESS" shall mean, as to any Person: (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) such indebtedness or other obligations of others secured by a Lien on Property of such Person, whether or not the respective indebtedness or other obligation so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person; PROVIDED that, with respect to the Borrower or any of its Subsidiaries, there shall be excluded from Indebtedness of the Borrower or of its Subsidiaries any of the foregoing obligations

                                   CREDIT AGREEMENT
                                   ----------------
of the Borrower or its Subsidiaries described in clauses (a) through (f) above to the Borrower or any of its Subsidiaries.

          "INS" shall mean INS Holdings, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware.

          "INTEREST COVERAGE RATIO" shall mean, at any date, the ratio of (a) Cash Flow for the period of twelve complete consecutive months ended on, or most recently ended prior to, such date TO (b) cash Interest Expense for such period.

          "INTEREST EXPENSE" shall mean, for any period, interest expense of the Borrower and its Subsidiaries for such period (determined on a consolidated basis without duplication in accordance with GAAP) including, without limitation, the following: (a) all interest in respect of Indebtedness (other than Warburg Subordinated Debt) of the Borrower and its Subsidiaries (including imputed interest expense in respect of Capital Lease Obligations) paid, accrued or capitalized during such period; PLUS (b) all commitment and agency fees paid to the Banks and/or the Agent and all commitment and agency fees accrued during such period and in either case in connection with this Agreement (but excluding any legal fees or expenses in connection with this Agreement and the other Credit Documents); PLUS (c) the net amounts payable (or MINUS the net amounts receivable) by the Borrower and its Subsidiaries during such period under Interest Rate Protection Agreements (but in any event excluding capitalized costs incurred in connection with obtaining Interest Rate Protection Agreements and the related amortization).

          "INTEREST PERIOD" shall mean, with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or the last day of the immediately preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may select as provided in Section 4.05 hereof, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) if any Interest Period for any Revolving Credit Loan would otherwise commence before and end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date; (b) no Interest Period for any Term Loan may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate

                                   CREDIT AGREEMENT
                                   ----------------
principal amount of the Term Loans having Interest Periods which end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date; (c) no Interest Period for any PAD Loan of any Series may commence before and end after any Principal Payment Date for PAD Loans of such Series unless, after giving effect thereto, the aggregate principal amount of the PAD Loans of such Series having Interest Periods which end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the PAD Loans of such Series scheduled to be outstanding after giving effect to the payment of principal required to be made on such Principal Payment Date; (d) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for Eurodollar Loans, if such next succeeding Business Day falls in the next succeeding calendar month, on the immediately preceding Business Day); and (e) notwithstanding the foregoing, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period (by reason of clause (a), (b), (c) or (d) above or otherwise), such Loan shall not be available hereunder.

          "INTEREST RATE PROTECTION AGREEMENT" shall mean an interest rate swap, cap or collar agreement or similar arrangement between any Person and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

          "INVESTMENT" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed

                                   CREDIT AGREEMENT
                                   ----------------
to be advanced, lent or extended to such Person; or (d) the entering into of any Interest Rate Protection Agreement.

          "JCI" shall mean Journal Company, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware.

          "JCI/JNI SECURITY AGREEMENT" shall mean the Security Agreement dated as of December 21, 1994 between the Subsidiary Guarantors and the Agent, as the same shall be amended, supplemented or otherwise modified and in effect from time to time.

          "JNI" shall mean Journal News, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware.

          "JRN" shall mean Journal Register Newspapers, Inc., a non-stock corporation duly organized and validly existing under the laws of the State of Delaware.

          "LENDER" shall mean, at any time, (a) each Bank party to this Agreement at such time and (b) any other Person holding Permitted Additional Debt at such time if such other Person was a Bank party to this Agreement at the time it provided such Permitted Additional Debt.

          "LIEN" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Credit Documents, a Person shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement other than an operating lease relating to such Property.

          "LOANS" shall mean the Revolving Credit Loans, Term Loans and PAD
Loans.

          "MAJORITY BANKS" shall mean Majority Revolving Credit Banks and Majority Term Loan Banks.

          "MAJORITY REVOLVING CREDIT BANKS" shall mean Revolving Credit Banks having at least 60% of the sum of (a) the aggregate unused amount of the Revolving Credit Commitments at such time PLUS (b) the aggregate outstanding principal amount of the Revolving Credit Loans at such time or, if the Revolving Credit Commitments have terminated, Revolving Credit Banks holding at

                                   CREDIT AGREEMENT
                                   ----------------
least 60% of the aggregate outstanding principal amount of the Revolving Credit Loans.

          "MAJORITY TERM LOAN BANKS" shall mean Banks having at least 60% of the sum of (a) the aggregate outstanding principal amount of the Term Loans at such time PLUS (b) the aggregate outstanding principal amount of the PAD Loans at such time PLUS (c) if any PAD Commitments are then in effect, the aggregate unused amount of the PAD Commitments at such time.

          "MANAGEMENT BONUS PLAN" shall mean the Borrower's "Management Bonus Plan" pursuant to which the Borrower will pay management bonuses totalling approximately $32,000,000, comprised of approximately $1,100,000 in shares of common stock of the Borrower valued at the initial public offering price of the Borrower's common stock and a cash portion that the Borrower expects will be used to satisfy the recipients' tax obligations arising from the shares of common stock.

          "MARGIN STOCK" shall mean margin stock within the meaning of Regulation U and Regulation X.

          "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the Property, business, financial condition, operations, assets, liabilities, capitalization or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any of its Subsidiaries to perform any of such Person's non-monetary obligations under any of the Transaction Documents, (c) the validity or enforceability of any of the Transaction Documents, (d) the rights and remedies of the Banks and the Agent under any of the Credit Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

          "MORTGAGE NOTICE" shall have the meaning given to such term in Section
8.22 hereof.

          "MORTGAGE PROPERTIES" shall mean, collectively, the properties identified in Exhibit D-1 to the 1994 Credit Agreement, the NEN Mortgage Properties, the New Britain Mortgage Properties and any additional real property Acquired by any Obligor after the Amendment No. 2 Effective Date if such real property is financed in whole or in part with the proceeds of PAD Loans hereunder or Permitted Additional Debt incurred as permitted by Section 8.07(e) hereof, PROVIDED that from and after the date of the Disposition of any of the foregoing properties, there shall be excluded from Mortgage Properties the properties so Disposed of.

          "MORTGAGES" shall mean mortgages or deeds of trust, as the case may be, if any, to be granted by the Mortgagors to the Agent, pursuant to Section
8.22 hereof substantially in the form

                                   CREDIT AGREEMENT
                                   ----------------
of Exhibit D to the 1994 Credit Agreement (with such changes thereto as the Agent shall reasonably request) covering the Mortgage Properties.

          "MORTGAGORS" shall mean each of the Subsidiary Guarantors, and each other Subsidiary of the Borrower that is required to execute and deliver a Mortgage pursuant to the terms of this Agreement.

          "MULTIEMPLOYER PLAN" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "MVO" shall mean Mississippi Valley Offset Company Inc., a Missouri corporation that is a Subsidiary of JNI and a Subsidiary Guarantor.

          "NEN ACQUISITION" shall mean the Acquisition of various publications and commercial printing operations located largely in the States of Connecticut and Rhode Island contemplated by the Asset Purchase Agreement dated as of March 10, 1995 by and among NH Acquisition Corp. and Capital Cities Media, Inc., Foothills Trader, Inc., Guilford Publishing Company, Inc., Imprint, Inc. and Wilson Publishing Company (including all schedules and exhibits thereto).

          "NEN ACQUISITION LOAN BANKS" shall mean Banks from time to time holding NEN Acquisition Loans after giving effect to any assignments thereof permitted by Section 11.06 hereof.

          "NEN ACQUISITION LOANS" shall mean the loans provided for by Section 2.01(c) hereof, which may be Base Rate Loans and/or Eurodollar Loans. The NEN Acquisition Loans outstanding as of the Effective Date are set forth in Annex 1 hereto.

          "NEN ACQUISITION ENVIRONMENTAL REPORTS" shall mean the Phase I Environmental Reports entitled "Elm City Citizen Newspapers, 349 New Haven Avenue, Milford, Connecticut", "Shore Line Newspapers, 120 North Fair Street, Guilford, New Haven County, Connecticut", "Wilson Newspapers, Inc., 187 Main Street, Wakefield, Rhode Island", "Imprint Newspapers, 20 Isham Road, West Hartford, Connecticut" and "Imprint Printing, Inc., 97 Defco Park Road, North Haven, New Haven County, Connecticut", each prepared by H2M Associates, Inc. and dated November, 1994.

          "NEN MORTGAGE PROPERTIES" shall mean the properties identified in Attachment B to Amendment No. 1 to the 1994 Credit Agreement.

                                   CREDIT AGREEMENT
                                   ----------------

          "NEN SURVEYS" shall have the meaning given to such term in Section
4.11 of Amendment No. 1 to the 1994 Credit Agreement.

          "NEN TITLE REPORTS" shall have the meaning given to such term in
Section 4.12 of Amendment No. 1 to the 1994 Credit Agreement.

          "NET PROCEEDS" shall mean:

          (a) with respect to any receipt of proceeds of any Disposition referred to in Section 2.09(b) hereof or any insurance payment, or any condemnation award or other compensation in respect of any Casualty Event referred to in Section 2.09(c) hereof, the excess, if any, of: (i) the aggregate amount of such proceeds OVER (ii) the sum of (x) the reasonable fees and out-of-pocket expenses incurred by the Borrower or any of its Subsidiaries, in the case of any such Disposition, in effecting such Disposition or, in the case of any such Casualty Event, in collecting such payment or compensation (as the case may be) PLUS (y) the taxes paid (or reasonably estimated to be payable) by the Borrower or any of its Subsidiaries in connection with any such Disposition or Casualty Event but only to the extent payable within 120 days of such Disposition or such Casualty Event (as the case may be) or, if such taxes are not so paid within such 120 days, only if an amount equal to such taxes is deposited with the Agent for credit to an escrow account to be held in such account and used to pay the same when due PLUS (z) in the case of any such Disposition or Casualty Event, any contractually required repayments of Indebtedness of the Borrower or any of its Subsidiaries to the extent secured by a Lien on the related Property;

          (b) with respect to any Equity Issuance, the aggregate amount of all cash received by the Borrower or any of its Subsidiaries in respect of such Equity Issuance or sale by the Borrower net of (only in the case of an Equity Issuance referred to in clause (a) of the definition of that term or such a sale by the Borrower) reasonable fees and out-of-pocket expenses incurred by the Borrower or such Subsidiary in connection therewith; and

          (c)  with respect to any issuance of Subordinated Debt permitted under
Section 8.07 hereof, the aggregate amount of all cash received by the Borrower or any of its Subsidiaries in respect of such issuance net of reasonable fees and out-of-pocket expenses (including, without limitation, underwriting discounts) incurred by the Borrower or such Subsidiary in connection therewith.

                                   CREDIT AGREEMENT
                                   ----------------

          "NEW BANK" shall mean each Bank which is a party to this Agreement but not the Existing Credit Agreement.

          "NEW BRITAIN ACQUISITION" shall mean the Acquisition of "The New Britain Herald" located in New Britain, Connecticut and other Property as contemplated by the Stock Purchase Agreement dated as of June 20, 1995 by and among each of the shareholders of the Herald Publishing Company and New Britain Publishing Company (including all schedules and exhibits thereto).

          "NEW BRITAIN ACQUISITION ENVIRONMENTAL REPORTS" shall mean the Phase I Environmental Site Assessment for The Herald Publishing Company at 7-15 Franklin Square, New Britain, Connecticut, dated June, 1995, prepared by Mitchell R. Chester, The East Hartford Gazette, 54 Connecticut Boulevard, East Hartford, Connecticut, dated June, 1995, prepared by Mitchell R. Chester and One Herald Square, New Britain Connecticut, dated March, 1991, prepared by Consulting Environmental Engineers, Inc. and the Environmental Site Assessment for The Herald at 1 Herald Square, New Britain, Connecticut, dated April, 1995, prepared by Haley & Aldrich, Inc.

          "NEW BRITAIN ACQUISITION LOAN BANKS" shall mean the Banks from time to time holding New Britain Acquisition Loans after giving effect to any assignments thereof permitted by Section 11.06 hereof.

          "NEW BRITAIN ACQUISITION LOANS" shall mean the loans provided for by
Section 2.01(d) hereof, which may be Base Rate Loans and/or Eurodollar Loans. The New Britain Acquisition Loans outstanding as of the Effective Date are set forth in Annex 1 hereto.

          "NEW BRITAIN MORTGAGE PROPERTIES" shall mean the properties identified in Attachment B to Amendment No. 2 to the 1994 Credit Agreement.

          "NEW BRITAIN SURVEYS" shall have the meaning given to such term in
Section 4.11 of Amendment No. 2 to the 1994 Credit Agreement.

          "NEW BRITAIN TITLE REPORTS" shall have the meaning given to such term in Section 4.12 of Amendment No. 2 to the 1994 Credit Agreement.

          "NEWSPAPER" shall mean each newspaper owned or operated by, or proposed to be Acquired by, any Subsidiary of the Borrower (or, if the context so requires, a Subsidiary of the Borrower that owns or operates, or proposes to Acquire, such a newspaper)

                                   CREDIT AGREEMENT
                                   ----------------
and may include, without limitation, tangible assets used or usable in the operation of such newspaper, real property used in connection with such newspaper, contracts, leases and agreements relating to such newspaper, all licenses required for the operation of such newspaper in accordance with applicable laws and regulations and copyrights, trademarks, trade names, logos, jingles, service marks, slogans and promotional materials used in connection with such newspaper.

          "1994 CREDIT AGREEMENT" shall have the meaning given to such term in the second paragraph hereof.

          "NOTES" shall mean the promissory notes (if any) issued by the Borrower pursuant to Section 2.07 hereof.

          "OBLIGORS" shall mean, collectively, the Borrower and the Subsidiary Guarantors.

          "PAD COMMITMENTS" shall mean any commitment(s) to make loans to the Borrower pursuant to Section 2.01(e) hereof.

          "PAD LOANS" shall mean, collectively, (a) the NEN Acquisition Loans,
(b) the New Britain Acquisition Loans and (c) the loans made pursuant to the PAD Commitments, which may be Base Rate Loans and/or Eurodollar Loans. Notwithstanding anything herein to the contrary, PAD Loans are not considered to be Permitted Additional Debt.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "PERMITTED ACQUISITION" shall mean an Acquisition of any one or more Newspapers in the United States of America made as permitted by Section 8.05(b)(iv) hereof.

          "PERMITTED ADDITIONAL DEBT" shall have the meaning assigned to such term in Section 8.07(e) hereof.

          "PERMITTED LIENS" shall mean, with respect to Liens on the Property of the Borrower and/or any of its Subsidiaries, collectively, Liens permitted by
Section 8.06 hereof.

          "PERSON" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                                   CREDIT AGREEMENT
                                   ----------------

          "PLAN" shall mean an employee benefit or other plan established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

          "POST-DEFAULT RATE" shall mean, in respect of any principal of any Loan or any other amount owing to any of the Banks or the Agent under or pursuant to this Agreement or any other Credit Document, a rate per annum equal to 5% PLUS the Base Rate as in effect from time to time PLUS the Applicable Margin (PROVIDED that, if any amount in respect of which interest is payable at the Post-Default Rate is principal of a Eurodollar Loan and the day interest thereon commences to be payable at the Post-Default Rate is a day other than the last day of an Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such day to but excluding the last day of such Interest Period, 5% PLUS the interest rate for such Loan for such Interest Period as provided in Section 3.02(b) hereof and, thereafter, the rate provided for above in this definition).

          "PRIME RATE" shall mean the rate of interest from time to time announced by Chase at its principal office in New York, New York as its prime commercial lending rate.

          "PRINCIPAL PAYMENT DATES" shall mean (a) with respect to Term Loans, NEN Acquisition Loans and New Britain Acquisition Loans, the Quarterly Dates occurring in March, June, September and December of each year, commencing with the first Quarterly Date after the Effective Date through and including (i) December, 2002, with respect to Term Loans, and (ii) March, 2003, with respect to NEN Acquisition Loans and New Britain Acquisition Loans, (b) May 5, 2003, with respect to the last scheduled installment of the NEN Acquisition Loans, (c) May 1, 2003, with respect to the last scheduled installment of the New Britain Acquisition Loans and (d) with respect to each Series of PAD Loans other than NEN Acquisition Loans and New Britain Acquisition Loans, the dates on which the Borrower is required to pay each scheduled installment of such Loans as may be hereafter agreed between the Borrower and the Bank providing such Loans, PROVIDED that the requirements of Section 3.01(e) hereof are satisfied.

          "PROPERTY" shall mean all property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, and any right or interest in or to any such property of any kind whatsoever.

                                   CREDIT AGREEMENT
                                   ----------------

          "QUARTERLY DATES" shall mean the last Business Day of each March, June, September and December in each year, the first of which shall be the first such day after the date of this Agreement.

          "REFERENCE BANKS" shall mean Chase and/or such other Bank or Banks as the Agent shall select (after consultation with the Borrower) and designate to the Borrower as a "Reference Bank" hereunder (or their Applicable Lending Offices, as the case may be).

          "REGULATION A", "REGULATION D", "REGULATION U" and "REGULATION X" shall mean, respectively, Regulation A, Regulation D, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "REGULATORY CHANGE" shall mean, with respect to any Bank, any change after the date of this Agreement in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Bank of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "RELEASE" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "REQUIRED LENDERS" shall mean, at any time, Lenders having at least 60% of the sum of (a) the aggregate outstanding principal amount of the Loans at such time PLUS (b) the aggregate unused amount of the Commitments at such time PLUS (c) the aggregate outstanding principal amount of Permitted Additional Debt at such time.

          "RESERVE REQUIREMENT" shall mean, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion



                                   CREDIT AGREEMENT
                                   ----------------

Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (a) any category of liabilities which includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this Section 1.01 or (b) any category of extensions of credit or other assets which includes Eurodollar Loans.

          "RESTRICTED PAYMENT" shall mean (a) dividends (in cash, property or obligations) on, or other payments or distributions on account of, or payments or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Borrower, but excluding dividends payable solely in shares of common stock of the Borrower (or, in the case of dividends on preferred stock of the Borrower, in shares of common stock or preferred stock of the same issue) and (b) payments (in cash, property or obligations) or distributions on account of, or payments or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of any Subordinated Debt.

          "REVOLVING CREDIT BANKS" shall mean (a) on the Effective Date, the Banks having Revolving Credit Commitments as indicated on Annex 1 hereto and (b) thereafter, the Banks from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 11.06 hereof.

          "REVOLVING CREDIT COMMITMENT" shall mean: (a) for each Revolving Credit Bank that is a party to this Agreement on the Effective Date, the obligation of such Bank to make Revolving Credit Loans up to an aggregate principal amount equal to the amount set forth opposite the name of such Bank on Annex 1 hereto; and (b) for each Revolving Credit Bank that acquires all or a portion of another Revolving Credit Bank's Revolving Credit Commitment by assignment pursuant to Section 11.06(b) hereof, the obligation of such Bank to make Revolving Credit Loans up to an aggregate principal amount equal to such Bank's Revolving Credit Commitment after giving effect to such assignment (in each case, as the same may be reduced or increased from time to time pursuant to
Section 2.03 hereof or Section 11.06(b) hereof). The original aggregate principal amount of the Revolving Credit Commitments is $235,000,000 as of the Effective Date.

                                   CREDIT AGREEMENT
                                   ----------------

          "REVOLVING CREDIT LOANS" shall mean the loans provided for by Section 2.01(b) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

          "REVOLVING CREDIT COMMITMENT TERMINATION DATE" shall mean the Quarterly Date occurring in December, 2003.

          "SCHEDULED PAYMENT" shall mean each repayment of the principal of the Term Loans required to be made on a Principal Payment Date pursuant to Section 3.01(a) hereof, each repayment of the principal of the NEN Acquisition Loans required to be made on a Principal Payment Date pursuant to Section 3.01(c) hereof, each repayment of the principal of the New Britain Acquisition Loans required to be made on a Principal Payment Date pursuant to Section 3.01(d) hereof, each repayment of PAD Loans other than NEN Acquisition Loans and New Britain Acquisition Loans pursuant to Section 3.01(e) hereof and the reduction in the Revolving Credit Commitments required by Section 2.03(b)(v) hereof. For purposes of computing Total Debt Service, the amount of each Scheduled Payment shall be (a) the aggregate principal amount of the Term Loans, NEN Acquisition Loans, New Britain Acquisition Loans and PAD Loans actually repaid pursuant to
Section 3.01(a), Section 3.01(c), Section 3.01(d) or Section 3.01(e), respectively, hereof on a Principal Payment Date after giving effect to any reductions in the amount required to be repaid on such Principal Payment Date pursuant to Section 2.08 or 2.09 hereof PLUS (b) the aggregate principal amount of the Revolving Credit Loans actually repaid pursuant to Section 2.09(a) hereof after giving effect to the reduction in the Revolving Credit Commitments pursuant to Section 2.03(b)(v) hereof.

          "SECURITY DOCUMENTS" shall mean, collectively, the Borrower Security Agreement, the JCI/JNI Security Agreement and all Uniform Commercial Code financing statements required thereby to be filed with respect to the security interests created pursuant thereto and, if and to the extent executed and delivered pursuant to Section 8.22 hereof, the Mortgages, any Supplemental Mortgages and the Supplement to the Subsidiary Guarantee referred to in Section 8.22(ii) hereof (PROVIDED that, notwithstanding the foregoing, the Mortgages, such Supplemental Mortgages and such Subsidiary Guarantee shall be deemed to be Security Documents and Transaction Documents for purposes of Sections 7.04, 7.05 and 7.06 hereof).

          "SENIOR OFFICER" shall mean the President, Executive Vice President, Chief Financial Officer, Controller or Vice President-Finance of the Borrower, as the context requires.

                                   CREDIT AGREEMENT
                                   ----------------

          "STOCK INCENTIVE PLAN" shall mean the Borrower's "1997 Stock Incentive Plan" which authorized the granting of up to 4,843,750 shares of common stock of the Borrower through incentive stock options and non-qualified stock options to acquire common stock of the Borrower and awards of common stock to directors, officers and employees of or consultants to the Borrower and its Subsidiaries and Affiliates.

          "SUBORDINATED DEBT" shall mean unsecured Indebtedness (i) for which the Borrower is directly and primarily liable, (ii) in respect of which no Subsidiary of the Borrower is contingently or otherwise obligated and (iii) that is subordinated to the obligation of the Borrower to pay principal of and interest on the Loans and Notes and other amounts hereunder on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), in form and substance satisfactory to the Majority Banks; PROVIDED that in no event shall any Subordinated Debt provide for the payment of any principal thereof prior to the date which is at least 91 days after the last scheduled principal payment date of any of the Loans.

          "SUBSIDIARY" shall mean, for any Person, any corporation, partnership (other than any limited partnership of which such Person is solely a limited partner) or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; PROVIDED that Chanry shall not be deemed to be a Subsidiary of JNI for any purpose of this Agreement other than to the extent Chanry is included in the historical financial statements of JNI and its Subsidiaries. "WHOLLY OWNED SUBSIDIARY" shall mean any such corporation, partnership or other entity of which all such securities or other ownership interests, other than directors' qualifying shares, are so owned or controlled.

          "SUBSIDIARY GUARANTEE" shall mean the Guarantee Agreement dated as of December 21, 1994 between the Subsidiary Guarantors (including, without limitation, from and after the Effective Date, JNI and JCI) and the Agent, as the same shall be

                                   CREDIT AGREEMENT
                                   ----------------
amended, supplemented or otherwise modified and in effect from time to time.

          "SUBSIDIARY GUARANTORS" shall mean each of the Subsidiaries of the Borrower which are, from time to time, parties to the Subsidiary Guarantee.

          "SUPPLEMENTAL MORTGAGE" shall have the meaning given to such term in
Section 8.22 hereof.

          "SURVEYS" shall mean, collectively, (a) the surveys delivered to the Agent pursuant to Section 6.01(p) of the 1994 Credit Agreement, (b) the NEN Surveys, (c) the New Britain Surveys and (d) and each other survey of Mortgage Property Acquired by any Obligor after the Amendment No. 2 Effective Date if such Acquisition is financed in whole or in part with the proceeds of PAD Loans hereunder or Permitted Additional Debt as permitted by Section 8.07(e) hereof, each dated not more than 30 days prior to the date such PAD Loans are made or such Permitted Additional Debt is incurred, certified to the Agent, made in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" established and adopted by the American Land Title Association and American Congress on Surveying and Mapping in 1992, and meeting the accuracy requirements of an "Urban" survey as defined therein, showing all buildings and other improvements, if any, all encroachments, if any, all set-back lines, if any, and all areas affected by any easements or other instruments of record, if any (the recording data in respect of which shall be marked on the survey), containing metes and bounds description of such Mortgage Properties, setting forth the flood zone designations, if any, in which such Mortgage Properties are located.

          "TAUNTON ACQUISITION" shall mean the acquisition by Taunton Acquisition Corp., a Delaware corporation, of the assets of The Taunton Daily Gazette.

          "TERM LOAN BANKS" shall mean the Banks from time to time holding Term Loans after giving effect to any assignments thereof permitted by Section 11.06 hereof.

          "TERM LOANS" shall mean the loans provided for by Section 2.01(a) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

          "TITLE COMMITMENTS" shall have the meaning given to such term in
Section 8.22 hereof.

                                   CREDIT AGREEMENT
                                   ----------------

          "TITLE INSURER" shall mean First American Title Insurance Company or such other title insurance company as the Majority Banks shall approve.

          "TITLE POLICIES" shall have the meaning given to such term in Section
8.22 hereof.

          "TITLE REPORTS" shall mean, collectively, (a) the title reports delivered to the Agent pursuant to Section 6.01(q) of the 1994 Credit Agreement,
(b) the NEN Title Reports, (c) the New Britain Title Reports and (d) each other title report prepared by the Title Insurer for the benefit of the Agent covering Mortgage Property Acquired by any Obligor after the Amendment No. 2 Effective Date if such Acquisition is financed in whole or in part with the proceeds of PAD Loans hereunder or Permitted Additional Debt as permitted by Section 8.07(e) hereof.

          "TOTAL DEBT" shall mean, at any date, all Indebtedness of the Borrower and its Subsidiaries that would be listed as a liability on a consolidated balance sheet of the Borrower and its Subsidiaries as at such date prepared in accordance with GAAP and including in any event obligations in respect of (a) agreements-not-to-compete and (b) the liabilities described in Schedule VI hereto but excluding in any event income taxes payable or deferred, unearned circulation revenue, liabilities under Plans and liabilities of the type described in Statement of Financial Accounting Standards Nos. 87, 106, 107 and 109 of the Financial Accounting Standards Board to the extent the same may be treated as an accrued expense under GAAP.

          "TOTAL DEBT RATIO" shall mean, at any date, the ratio of (a) the aggregate principal amount of Total Debt of the Borrower and its Subsidiaries then outstanding TO (b) Cash Flow for the period of twelve complete consecutive months ended on, or most recently ended prior to, such date.

          "TOTAL DEBT SERVICE" shall mean, for any period, the sum of the following for the Borrower and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP: (a) Scheduled Payments and other regularly scheduled payments of principal of Indebtedness which Indebtedness is included in Total Debt; (b) Interest Expense; and (c) payments of principal of and cash interest on Warburg Subordinated Debt (other than the payment in full of the Warburg Subordinated Debt pursuant to Section 6.01(f) hereof); PROVIDED that solely for purposes of determining compliance with: (i) Section 8.12 hereof at any date, payments of principal of and cash interest on Warburg Subordinated Debt (to the extent included in the calculation of Total Debt Service for such

                                   CREDIT AGREEMENT
                                   ----------------
period), shall be deemed, except as otherwise permitted by clause (ii) below, to have been paid in equal monthly installments during such period; (ii) Section
8.12 hereof at any date occurring during fiscal year 1996, payments of principal of and cash interest on Warburg Subordinated Debt (to the extent included in the calculation of Total Debt Service for such period), may, at the election (which election shall be notified by the Borrower to the Agent on or prior to the date of each such payment) of the Borrower, be deemed to have been paid in equal monthly installments during a period of up to 24 complete calendar months ended on, or most recently ended prior to, such payment date; and (iii) Section 8.12 hereof at any date occurring on or after January 1, 1997, each payment of principal of or cash interest on Warburg Subordinated Debt made during fiscal year 1996 (to the extent included in the calculation of Total Debt Service for such fiscal year) shall be reduced by the sum of the following (without duplication of deductions): (w) the amount of such payment of principal or cash interest made with proceeds of Permitted Additional Debt and with proceeds (up to but not exceeding $5,000,000 in the aggregate) of Warburg Subordinated Debt;
(x) Excess Cash Flow for fiscal year 1995, if any; (y) Excess Cash Flow for the period commencing on January 1, 1996 and ended on the date of such payment of principal or interest; and (z) the lesser of (I) $6,000,000 and (II) cash balances and Cash Equivalents of the Borrower as at December 31, 1994 as shown on the combined consolidated financial statements of JNI and JCI and their respective Subsidiaries delivered to the Agent pursuant to the Existing Credit Agreement.

          "TOTAL FIXED CHARGES" shall mean, for any period, the sum of the following for the Borrower and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP: (a) Total Debt Service; (b) Capital Expenditures made as permitted by Section 8.10 hereof (other than Capital Expenditures made pursuant to clause (z) thereof); and (c) taxes (other than deferred taxes) paid during such period or paid or expected to be payable in cash thereafter in respect of such period, in each case in respect of income or activities earned or conducted during such period.

          "TRANSACTION DOCUMENTS" shall mean, collectively, the Credit Documents and each other material agreement, instrument or other document (including all schedules and exhibits thereto) entered into and delivered in connection with any Acquisition consummated by any Obligor after the Effective Date if such Acquisition is financed in whole or in part with the proceeds PAD Loans hereunder or Permitted Additional Debt as permitted by Section 8.07(e) hereof.

                                   CREDIT AGREEMENT
                                   ----------------

          "TYPE" shall have the meaning assigned to such term in Section 1.03 hereof.

          "WARBURG" shall mean, collectively: (i) Warburg, Pincus Capital Company, L.P., a Delaware limited partnership, (ii) Warburg, Pincus Capital Partners, L.P., a Delaware limited partnership, (iii) Warburg, Pincus Investors, L.P., a Delaware limited partnership, (iv) Warburg, Pincus & Co., a New York general partnership, and (v) any other venture banking fund in which Warburg, Pincus & Co. is the general partner.

          "WARBURG AFFILIATE" shall mean any Subsidiary of any of the entities listed in clauses (i) through (v), inclusive, of the definition of "Warburg" in this Section 1.01.

          "WARBURG SUBORDINATED DEBT" shall mean Indebtedness of JNI and/or JCI owed to Warburg immediately prior to the Effective Date as listed in Schedule VI hereto.

          "WORKING CAPITAL" shall mean, at any time, the excess, if any, of the current assets (net of cash and Cash Equivalents and excluding accrued interest thereon) of the Borrower and its Subsidiaries over their current liabilities (excluding any such liabilities in respect of the current portion of long-term debt, liabilities under Plans and liabilities of the type described in Statement of Financial Accounting Standards Nos. 87, 106, 107 and 109 of the Financial Accounting Standards Board and accrued Interest Expense, accrued income taxes payable or deferred, each determined on a consolidated basis without duplication in accordance with GAAP).

          1.02  ACCOUNTING TERMS AND DETERMINATIONS; FISCAL PERIODS.
                ----------------------------------------------------

          (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent and the Banks hereunder shall (unless otherwise disclosed to the Banks in writing at the time of delivery thereof in the manner described in subsection
(b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks hereunder (which, prior to the delivery of the first consolidated financial statements under Section
8.01 hereof, shall mean the combined financial statements of Journal Register LLC and its Subsidiaries as at December 31, 1996 referred to in Section 7.02 hereof). All calculations made for the purposes of determining compliance with

                                   CREDIT AGREEMENT
                                   ----------------
this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly consolidated financial statements furnished to the Banks pursuant to Section 8.01(a) or (b) hereof (or prior to the delivery of the first financial statements under Section 8.01 hereof, used in the preparation of the combined financial statements of Journal Register LLC and its Subsidiaries as at December 31, 1996 referred to in Section 7.02 hereof) unless (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such consolidated financial statements or (ii) the Majority Banks shall have objected to so determining such compliance within 30 days after delivery to the Banks of such consolidated financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest consolidated financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first consolidated financial statements delivered under Section
8.01 hereof, shall mean the combined financial statements of Journal Register LLC and its Subsidiaries as at December 31, 1996 referred to in Section 7.02 hereof).

          (b) The Borrower shall deliver to the Banks at the same time as the delivery of any annual or quarterly financial statement under Section 8.01(a) or
(b) hereof, as the case may be, (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the immediately preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of paragraph (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

          (c) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively.

          1.03 CLASSES AND TYPES OF LOANS. Loans hereunder are distinguished by "Class" and by "Type". The Class of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Credit Loan, a Term Loan or a PAD Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which

                                   CREDIT AGREEMENT
                                   ----------------
constitutes a Type. In addition, PAD Loans (and Commitments to make PAD Loans) are distinguished by "Series". The Series of a PAD Loan (or of a Commitment to make a PAD Loan) refers both to the date such PAD Loan was made (or the date such PAD Commitment was extended to the Borrower) and the purpose for which the proceeds of such PAD Loan may be utilized and only PAD Loans made on the same specified date and only for the same specified purpose are included within a particular Series of PAD Loans. Loans may be identified by both Class and Type and PAD Loans may also be identified by Series.


          Section 2.  COMMITMENTS.
                      ------------

          2.01  LOANS.
                ------

          (a)  TERM LOANS.   On the Effective Date, (i) the "Term Loans" (as
defined in the Existing Credit Agreement) held by the Existing Banks under the Existing Credit Agreement immediately prior to the Effective Date shall automatically, and without any action on the part of any Person, be designated and continued as Term Loans hereunder and each of the New Banks that is a Term Loan Bank (and each Existing Bank, if any, whose relative proportion of Term Loans hereunder is increasing over its relative proportion of "Term Loans" held by it under the Existing Credit Agreement (each an "INCREASING EXISTING TERM LOAN BANK")) shall, by assignments from the Existing Banks, if any, whose relative proportion of the Term Loans hereunder is decreasing from its relative proportion of "Term Loans" held by it under the Existing Credit Agreement (which assignments shall be deemed to occur automatically on the Effective Date), acquire a portion of the Term Loans of the Existing Banks so designated and continued (the Term Loan Banks shall, through the Agent, make such additional adjustments among themselves as shall be necessary), (ii) each such New Bank and each Increasing Existing Term Loan Bank severally agrees, on the terms and conditions of this Agreement, to make a term loan (on a non pro-rata basis) to the Borrower in Dollars and/or (iii) the Borrower shall prepay the Term Loans of the Existing Banks (on a non pro-rata basis), in each case in such amounts, such that after giving effect thereto, the Term Loan Banks shall hold the Term Loans hereunder in the respective principal amounts specified in Annex 1 hereto.

          From and after the Effective Date, the Borrower (as provided in Section 2.08(a) hereof) may Convert Term Loans of one Type into Term Loans of another Type (as provided in Section 2.08(a) hereof) or Continue Term Loans of one Type as Term Loans of the same Type (as provided in Section 2.08(a) hereof).

                                   CREDIT AGREEMENT
                                   ----------------

          (b) REVOLVING CREDIT LOANS. On the Effective Date, (i) the "Revolving Credit Loans" (as defined in the Existing Credit Agreement) held by the Existing Banks under the Existing Credit Agreement immediately prior to the Effective Date shall automatically, and without any action on the part of any Person, be designated and continued as Revolving Credit Loans outstanding under the Revolving Credit Commitments, (ii) each Revolving Credit Bank (including, without limitation, each New Bank that is a Revolving Credit Bank) shall have a Revolving Credit Commitment in the amount set opposite the name of such Bank on Annex 1 hereto, (iii) each of the New Banks that is a Revolving Credit Bank (and each Existing Bank, if any, whose relative proportion of Revolving Credit Commitments hereunder is increasing over its relative proportion of "Revolving Credit Commitments" held by it under the Existing Credit Agreement (each an "INCREASING EXISTING REVOLVING CREDIT BANK")) shall, by assignments from the Existing Banks, if any, whose relative proportion of the Revolving Credit Commitments hereunder is decreasing from its relative proportion of "Revolving Credit Commitments" held by it under the Existing Credit Agreement (which assignments shall be deemed to occur automatically on the Effective Date), acquire a portion of the Revolving Credit Loans of the Existing Banks so designated and continued (and the Revolving Credit Banks shall, through the Agent, make such additional adjustments among themselves as shall be necessary),
(iv) each such New Bank and each Increasing Existing Revolving Credit Bank severally agrees, on the terms and conditions of this Agreement, to make (on a non pro-rata basis) a revolving credit loan to the Borrower in Dollars and/or
(v) the Borrower shall prepay the Revolving Credit Loans of the Existing Banks (on a non pro-rata basis), in each case in such amounts, such that after giving effect thereto and any other Revolving Credit Loans made to the Borrower on the Effective Date, the Revolving Credit Banks shall hold the Revolving Credit Loans hereunder ratably in accordance with their respective Revolving Credit Commitments.

          From and after the Effective Date, each Revolving Credit Bank severally agrees, on the terms of this Agreement, to make Revolving Credit Loans to the Borrower in Dollars during the period from and including the Effective Date to but excluding the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Bank's Revolving Credit Commitment as then in effect.
Subject to the terms of this Agreement, during such period the Borrower may borrow, prepay and reborrow the amount of the Revolving Credit Commitments by means of Base Rate Loans and Eurodollar Loans and may (as provided in Section 2.08(a) hereof) Convert Revolving Credit Loans of one Type into Revolving Credit Loans of the other Type or Continue Revolving

                                   CREDIT AGREEMENT
                                   ----------------

Credit Loans of one Type as Revolving Credit Loans of the same Type.

          (c) NEN ACQUISITION LOANS. On the Effective Date, (i) the "NEN Acquisition Loans" (as defined in the Existing Credit Agreement) held by the Existing Banks under the Existing Credit Agreement shall automatically, and without any action on the part of any Person, be designated and continued as NEN Acquisition Loans hereunder and each of the New Banks that is a NEN Acquisition Loan Bank (and each Existing Bank, if any, whose relative proportion of NEN Acquisition Loans hereunder is increasing over its relative proportion of "NEN Acquisition Loans" held by it under the Existing Credit Agreement (each an "INCREASING EXISTING NEN ACQUISITION LOAN BANK")) shall, by assignments from the Existing Banks, if any, whose relative proportion of the NEN Acquisition Loans hereunder is decreasing from its relative proportion of "NEN Acquisition Loans" held by it under the Existing Credit Agreement (which assignments shall be deemed to occur automatically on the Effective Date), acquire a portion of the NEN Acquisition Loans of the Existing Banks so designated and continued (and the NEN Acquisition Loan Banks shall, through the Agent, make such additional adjustments among themselves as shall be necessary), (ii) each such New Bank and each Increasing Existing NEN Acquisition Loan Bank severally agrees, on the terms and conditions of this Agreement, to make a term loan (on a non pro-rata basis) to the Borrower in Dollars and/or (iii) the Borrower shall prepay the NEN Acquisition Loans of the Existing Banks (on a non pro-rata basis), in each case in such amounts, such that after giving effect thereto, the NEN Acquisition Loan Banks shall hold the NEN Acquisition Loans hereunder in the respective principal amounts specified in Annex 1 hereto.

          From and after the Effective Date, the Borrower may (as provided in Section 2.08(a) hereof) Convert NEN Acquisition Loans of one Type into NEN Acquisition Loans of the other Type or Continue NEN Acquisition Loans of one Type as NEN Acquisition Loans of the same Type.

          (d) NEW BRITAIN ACQUISITION LOANS. On the Effective Date, (i) the "New Britain Acquisition Loans" (as defined in the Existing Credit Agreement) held by the Existing Banks under the Existing Credit Agreement shall automatically, and without any action on the part of any Person, be designated and continued as New Britain Acquisition Loans hereunder and each of the New Banks that is a New Britain Acquisition Loan Bank (and each Existing Bank, if any, whose relative proportion of New Britain Acquisition Loans hereunder is increasing over its relative proportion of "New Britain Acquisition Loans" held by it under

                                   CREDIT AGREEMENT
                                   ----------------
the Existing Credit Agreement (each an "INCREASING EXISTING NEW BRITAIN ACQUISITION LOAN BANK")) shall, by assignments from the Existing Banks, if any, whose relative proportion of the New Britain Acquisition Loans hereunder is decreasing from its relative proportion of "New Britain Acquisition Loans" held by it under the Existing Credit Agreement (which assignments shall be deemed to occur automatically on the Effective Date), acquire a portion of the New Britain Acquisition Loans of the Existing Banks so designated and continued (and the New Britain Acquisition Loan Banks shall, through the Agent, make such additional adjustments among themselves as shall be necessary), (ii) each such New Bank and each Increasing Existing New Britain Acquisition Loan Bank severally agrees, on the terms and conditions of this Agreement, to make a term loan (on a non pro-rata basis) to the Borrower in Dollars and/or (iii) the Borrower shall prepay the New Britain Acquisition Loans of the Existing Banks (on a non pro-rata basis), in each case in such amounts, such that after giving effect thereto, the New Britain Acquisition Loan Banks shall hold the New Britain Acquisition Loans hereunder in the respective principal amounts specified in Annex 1 hereto.

          From and after the Effective Date, the Borrower may (as provided in Section 2.08(a) hereof) Convert New Britain Acquisition Loans of one Type into New Britain Acquisition Loans of the other Type or Continue New Britain Acquisition Loans of one Type as New Britain Acquisition Loans of the same Type.

          (e) PAD LOANS. From and after the Effective Date, any Bank or any other Person (other than Warburg or any Warburg Affiliate) may provide a new PAD Commitment to the Borrower in compliance with Section 8.07(e) hereof as if it were Permitted Additional Debt, PROVIDED that each of the following conditions is satisfied as of the date each such new PAD Commitment becomes effective hereunder:

          (i)  no Default shall have occurred and be continuing as of such date;

          (ii) the sum of the aggregate outstanding principal amount of the PAD Loans (excluding the NEN Acquisition Loans and New Britain Acquisition Loans) PLUS the aggregate outstanding principal amount of Permitted Additional Debt PLUS the aggregate unused amount of the PAD Commitments then in effect PLUS the unused amount of such new PAD Commitment shall not exceed $125,000,000 as of such date; and

          (iii) such Bank or such other Person shall have agreed to provide such new Commitment and, if not already a Bank,

                                   CREDIT AGREEMENT
                                   ----------------
     shall have agreed to be bound by the provisions of this Agreement as a "Bank" hereunder pursuant to documentation in form and substance satisfactory to the Agent;

and upon the execution and delivery of such documentation, such Bank or such other Person, if not already a Bank hereunder, shall become a "Bank" hereunder having the obligations, rights and benefits of a Bank hereunder holding a PAD Commitment in an amount equal to the amount of such new PAD Commitment.

          If a Bank extends a new PAD Commitment to the Borrower pursuant to this Section 2.01(e), such Bank agrees, on the terms of this Agreement and subject to such other conditions as may be agreed to between the Borrower and such Bank, to make a PAD Loan or PAD Loans to the Borrower in Dollars on such date(s) as shall be agreed between such Bank and the Borrower in an aggregate principal amount as shall be agreed between such Bank and the Borrower. Thereafter, the Borrower may (as provided in Section 2.08(a) hereof) Convert PAD Loans of one Type into PAD Loans of the other Type or Continue Pad Loans of one Type as PAD Loans of the same Type.

          (f)  LIMIT ON EURODOLLAR LOANS.
               --------------------------

          (i) On the Effective Date, all "Interest Periods" under the Existing Credit Agreement in respect of the "Eurodollar Loans" thereunder that are being continued hereunder shall be continued hereunder until the end of such Interest Periods and shall not be terminated and, subject to the provisions hereof, the Borrower shall be permitted to Continue such Loans as Eurodollar Loans or to Convert such Loans into Base Rate Loans of the appropriate Class hereunder. Notwithstanding the restatement of the Existing Credit Agreement as of the Effective Date, all accrued and unpaid interest on the "Loans" under the Existing Credit Agreement that are being continued hereunder shall remain payable and be paid by the Borrower to the respective Existing Banks in accordance with Section 3.02 hereof as if such Loans were made hereunder. As of the Effective Date, after giving effect to the adjustments contemplated by Sections 2.01(a), (b), (c) and (d) and this Section 2.01(f), the relevant Banks shall hold Loans of a particular Class pro rata according to their respective Commitments and within each such Class the relevant Banks shall hold Loans of a particular Type pro rata according to the amounts of their respective Commitment Percentages and, in the case of Eurodollar Loans having different Interest Periods, such Loans shall be allocated pro rata among the relevant Banks according the amount of such Loans respectively held by such Banks.

                                   CREDIT AGREEMENT
                                   ----------------

          (ii) No more than eight separate Interest Periods in respect of Eurodollar Loans of a Class may be outstanding from each Bank at any one time.

          (g) ASSUMPTION OF EXISTING LOANS. By its execution of this Agreement the Borrower hereby assumes all of the obligations of JNI and JCI, as borrowers, under the Existing Credit Agreement with respect to the loans thereunder that are being continued hereunder and all other amounts payable with respect thereto that remain unpaid as of the Effective Date (except for amounts contemplated to be paid as of the Effective Date under Section 6.01(f) hereof). From and after the Effective Date, neither JNI nor JCI shall be borrowers hereunder but shall each be a Subsidiary Guarantor party to the Subsidiary Guarantee and fully liable thereunder.

          2.02 BORROWINGS. The Borrower shall give the Agent (which shall promptly notify the Banks) notice of each borrowing hereunder as provided in
Section 4.05 hereof. Not later than 12:00 noon New York time on the date specified for each borrowing hereunder, each Bank shall make available the amount of the Loan to be made by it on such date to the Agent, at account designated by the Agent, in immediately available funds, for account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with Chase.

          2.03  CHANGES OF COMMITMENTS.
                -----------------------

          (a) VOLUNTARY. The Borrower shall have the right to terminate or reduce the aggregate amount of the Revolving Credit Commitments at any time or from time to time prior to the Revolving Credit Commitment Termination Date; PROVIDED that (i) the Borrower shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (ii) each partial reduction shall be in an aggregate amount at least equal to $1,000,000.

          (b)  REDUCTION OF REVOLVING CREDIT COMMITMENTS.


          (i) The Revolving Credit Commitments shall automatically terminate at the opening of business on the Revolving Credit Commitment Termination Date.

                                   CREDIT AGREEMENT
                                   ----------------

          (ii) The Revolving Credit Commitments shall automatically reduce by the aggregate principal amount of each prepayment of Revolving Credit Loans made as required by Section 2.09(b), 2.09(c), 2.09(d) or 2.09(e) hereof.

          (iii) The Revolving Credit Commitments shall automatically reduce by the amount of any prepayment of Revolving Credit Loans that would have been required to have been made pursuant to Section 2.09(b), 2.09(c), 2.09(d) or 2.09(e) hereof but for the provisions of Section 2.09(g) hereof.

          (iv) If any event of the type described in Section 2.09(b), 2.09(c), 2.09(d) or 2.09(e) hereof occurs on any date when no Loans are outstanding and the Revolving Credit Commitments are in effect, then on such date the Revolving Credit Commitments shall automatically reduce by an amount equal to the aggregate principal amount of the Loans that would have been required to have been repaid had Loans been outstanding on such date in a principal amount equal to the aggregate amount of the Revolving Credit Commitments in effect on such date.

          (v)  The Revolving Credit Commitments shall automatically reduce to
     (x) $195,000,000 at the opening of business on the Quarterly Date occurring in December, 2000, (y) $155,000,000 at the opening of business on the Quarterly Date occurring in December, 2001 and (z) $115,000,000 at the opening of business on the Quarterly Date occurring in December, 2002, PROVIDED that, if at the opening of business on any such Quarterly Date the amount of the Revolving Credit Commitments then in effect is equal to or less than the respective amount specified above, no further reductions in the Revolving Credit Commitments as of such date shall be required pursuant to this Section 2.03(b)(v).

          (c) EFFECT OF COMMITMENT REDUCTIONS. Commitments once terminated or reduced may not be reinstated.

          2.04 COMMITMENT FEES. The Borrower shall pay to the Agent for account of each Bank having a PAD Commitment a commitment fee on the daily average unused amount of such Bank's PAD Commitment, for the period from and including such date as shall be agreed between such Bank and the Borrower to but excluding the earlier of the date such PAD Commitment is terminated or expires, at a rate per annum equal to 3/8 of 1%, except that for any day on which the Total Debt Ratio is less than 4.50 to 1, commitment fees payable by the Borrower hereunder

                                   CREDIT AGREEMENT
                                   ----------------
in respect of the PAD Commitments shall be calculated at a rate per annum equal to 1/4 of 1% (PROVIDED that no reduction in commitment fee pursuant to this sentence shall be effective earlier than the date three Business Days after the date the Agent receives a certificate of the Borrower as to the related reduction in the Total Debt Ratio and specifically requesting such reduction in such commitment fee). The Borrower shall pay to the Agent for account of each Revolving Credit Bank a commitment fee on the daily average unused amount of such Bank's Revolving Credit Commitment, for the period from and including the Effective Date to but excluding the earlier of the date such Commitment is terminated or expires, at a rate per annum equal to 3/8 of 1%, except that for any day on which the Total Debt Ratio is less than 4.50 to 1, commitment fees payable by the Borrower hereunder in respect of the Revolving Credit Commitments shall be calculated at a rate per annum equal to 1/4 of 1% (PROVIDED that no reduction in commitment fee pursuant to this sentence shall be effective earlier than the date three Business Days after the date the Agent receives a certificate of the Borrower as to the related reduction in the Total Debt Ratio and specifically requesting such reduction in such commitment fee). Accrued commitment fees shall be payable on each Quarterly Date, commencing with the first Quarterly Date after the Effective Date, in arrears and on the earlier of the date the related Commitments are terminated or expire. Notwithstanding the foregoing, as of the Effective Date the commitment fees with respect to the Revolving Credit Commitments shall be determined on the basis of the Total Debt Ratio as of the Effective Date as set forth in the certificate furnished pursuant to Section 6.01(g) hereof.

          2.05 LENDING OFFICES. The Loans of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such Type.

          2.06 SEVERAL OBLIGATIONS; REMEDIES INDEPENDENT. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but neither any Bank nor the Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable by the Borrower at any time hereunder and under the Notes to each Bank shall be, as between the Borrower on the one hand and such Bank on the other hand, a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes; PROVIDED that this
Section 2.06 shall not be construed

                                   CREDIT AGREEMENT
                                   ----------------
to permit acceleration of the Loans or cancellation of the Commitments by any Bank except in accordance with Section 9 hereof or as otherwise expressly permitted by the terms hereof.

          2.07  EVIDENCE OF DEBT.
                -----------------

          (a) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Bank resulting from each Loan made or continued hereunder by such Bank, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

          (b) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made or continued hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Bank hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Banks and each Bank's share thereof.

          (c)  The entries made in the accounts maintained pursuant to paragraph
(a) or (b) of this Section 2.07 shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Bank or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (d) Any Bank may request that Loans made or continued by it hereunder be evidenced by a promissory note(s). In such event, the Borrower, at its own expense, shall prepare, execute and deliver to such Bank a promissory note(s) payable to the order of such Bank (or, if requested by such Bank, to such Bank and its registered assigns) and substantially in the form of Exhibit E-1, E-2, E-3, E-4 or E-5, as appropriate, and such note(s) shall be evidence of such Loans (and all amounts payable in respect thereof).

          2.08  CONVERSION OR CONTINUATION OF LOANS; OPTIONAL PREPAYMENTS.
                ----------------------------------------------------------

          (a) CONVERSION OR CONTINUATION. Subject to Section 4.04 hereof, the Borrower shall have the right to Convert Loans of one Type into Loans of the other Type or to Continue Loans of one Type as Loans of the same Type, at any time or from time to time; PROVIDED that: (i) the Borrower shall give the Agent notice of each such Conversion or Continuation as provided

                                   CREDIT AGREEMENT
                                   ----------------
in Section 4.05 hereof; and (ii) Eurodollar Loans may be Converted only on the last day of an Interest Period for such Loans.

          (b) OPTIONAL PREPAYMENTS. Subject to Section 4.04 hereof, the Borrower shall have the right to prepay Loans in whole or in part without premium or penalty (but subject to the penultimate sentence of Section 3.02 hereof) at any time or from time to time; PROVIDED that: (i) the Borrower shall give the Agent notice of each such prepayment as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (ii) Eurodollar Loans may be prepaid at any time and from time to time, PROVIDED that the Borrower pays any amounts owing under Section 5.05 hereof in the event of any such prepayment on a date other than the last day of an Interest Period for such Loans; and (iii) unless such prepayment is being made pursuant to Section 2.08(c) or 2.08(d), each such prepayment shall, at the option of the Borrower, be applied to the prepayment of Revolving Credit Loans, Term Loans, and/or PAD Loans (the amount of the Loans of each Class and Series of Loans so prepaid to be applied ratably to the installments of such Loans then outstanding).

          (c) TERM LOAN AND PAD LOAN OPTIONAL PREPAYMENTS. On any Business Day (the "PREPAYMENT DATE") occurring in any calendar year, the Borrower shall have the right to prepay in whole but not in part without premium or penalty (but subject to the penultimate sentence of Section 3.02 hereof) the one or two quarterly installments of principal of all Term Loans and PAD Loans that are scheduled to be paid on the first and/or second (as the case may be) Principal Payment Dates immediately following the Prepayment Date; PROVIDED that: (i) the Borrower shall give the Agent notice of each such prepayment as provided in
Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder) and a certificate of a Senior Officer with respect to each such prepayment, which notice shall specify that such prepayment is being made pursuant to this Section 2.08(c) and which certificate shall be in form and detail satisfactory to the Agent and shall specify the amount of the Term Loans and PAD Loans to be prepaid pursuant to this Section 2.08(c) and shall contain a calculation of interest thereon to be paid as required by the penultimate sentence of Section 3.02 hereof; (ii) Eurodollar Loans may be prepaid at any time and from time to time, provided that the Borrower pays any amounts owing under Section 5.05 hereof in the event of any such prepayment on a date other than the last day of an Interest Period for such Loans; (iii) the amount so prepaid (the "PREPAYMENT AMOUNT") shall be equal to the



                                   CREDIT AGREEMENT
                                   ----------------
aggregate principal amount of all Term Loans and all PAD Loans scheduled to be paid on the first and/or second (as the case may be) Principal Payment Dates immediately following the Prepayment Date PLUS accrued interest on such Loans through the Prepayment Date (it being understood that if the Agent shall receive an amount more than the Prepayment Amount, then the amount of such prepayment in excess of the Prepayment Amount shall be deemed to have been a prepayment of Term Loans and PAD Loans made pursuant to Section 2.08(b) hereof); and (iv) the Borrower may make only one prepayment pursuant to this Section 2.08(c) during any calendar year.

          (d) ESTIMATED EXCESS CASH FLOW. The Borrower shall have the right to prepay without premium or penalty (but subject to the penultimate sentence of Section 3.02 hereof) the amount the Borrower reasonably estimates will be payable pursuant to Section 2.09(d) hereof on the next date for such prepayment specified in said Section 2.09(d) (the "REQUIRED PREPAYMENT DATE"); PROVIDED that: (i) the Borrower shall give the Agent notice of each such prepayment as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder) and a certificate of a Senior Officer with respect to each such prepayment, which notice shall specify that such prepayment is being made pursuant to this
Section 2.08(d) and which certificate shall be in form and detail satisfactory to the Agent and shall contain a calculation of estimated Excess Cash Flow computed with respect to the related Required Prepayment Date and prepaid pursuant to this Section 2.08(d); (ii) Eurodollar Loans may be prepaid at any time and from time to time, provided that the Borrower pays any amounts owing under Section 5.05 hereof in the event of any such prepayment on a date other than the last day of an Interest Period for such Loans; (iii) each such prepayment shall be applied in the manner provided in said Section 2.09(d); (iv) the Borrower may make only one prepayment pursuant to this Section 2.08(d) during any calendar year; and (v) if the actual amount of the Loans that would otherwise have been required to be prepaid pursuant to said Section 2.09(d) on the Required Prepayment Date determined in accordance with said Section 2.09(d) shall exceed the estimated amount paid by the Borrower pursuant to this Section 2.08(d), then the Borrower shall make a prepayment in an amount equal to such excess in accordance with said Section 2.09(d) on or before the Required Prepayment Date (it being understood that if such estimated amount exceeds such actual amount, the Borrower shall not be entitled to any refund with respect to such excess and such excess shall be applied to the prepayment of the next Scheduled Payment or, if the Term Loans and PAD Loans shall have been paid in full, to the

                                   CREDIT AGREEMENT
                                   ----------------
repayment of Revolving Credit Loans and the reduction of the Revolving Credit Commitments).

          2.09  MANDATORY PREPAYMENTS.
                ----------------------

          (a) REVOLVING CREDIT COMMITMENT REDUCTIONS. If, after giving effect to any termination or reduction of the Revolving Credit Commitments pursuant to
Section 2.03 hereof, the aggregate unpaid principal amount of the Revolving Credit Loans exceeds the aggregate amount of the Revolving Credit Commitments as then in effect, the Borrower shall prepay Revolving Credit Loans on the date of such termination or reduction in an aggregate amount equal to the amount of such excess.

          (b) DISPOSITIONS. If, at any time or from time to time, the Borrower or any of its Subsidiaries shall receive Net Proceeds from any Disposition (other than any Disposition permitted under clauses (i), (ii), (v) and (vi) of Section 8.05(c) hereof, but, in the case of said clause (ii), only to the extent such Net Proceeds are applied (or are committed to be applied) by the Borrower or such Subsidiary within 90 days of such Disposition to purchase like Property to be used in the ordinary course of its business), the Borrower shall, within 240 days after receipt of such Net Proceeds (subject to the proviso below, if such proceeds have not been applied by such 240th day, then on such 240th day) unless the Borrower shall have used all or a portion of such proceeds to consummate an Acquisition, apply or cause to be applied (as provided in Section 2.09(f) hereof) to the prepayment of principal of the Loans an amount equal to the lesser of (i) the amount of such Net Proceeds or (ii) the amount thereof remaining after the consummation of such Acquisition; PROVIDED that if on such 240th day such proceeds have not been so used but the Borrower or any of its Subsidiaries shall have entered into an agreement with respect to an Acquisition, then, within 90 days thereafter, the Borrower or such Subsidiary may use all or a portion of such Net Proceeds (but not in excess of the aggregate amount of all cash consideration and all cash costs and expenses in respect of such Acquisition) to consummate such Acquisition, and any portion of such Net Proceeds not so used shall be applied to prepay the Loans as provided herein; and, PROVIDED FURTHER that the Borrower shall have no obligations to make any such application in respect of the Net Proceeds received in respect of any single Disposition unless and until the aggregate amount of all Net Proceeds received in respect of all Dispositions effected on and after the Effective Date exceeds $2,000,000, in which case an amount equal to the amount of such excess shall be so applied.

                                   CREDIT AGREEMENT
                                   ----------------

          (c) CASUALTY EVENTS. Within two Business Days after receipt of any proceeds by the Borrower or any of its Subsidiaries in respect of any Casualty Event affecting any Property of the Borrower or any of its Subsidiaries (except to the extent such proceeds are to be applied (or are committed to be applied) within 180 days after the date of receipt of such proceeds towards the repair, reconstruction or replacement of such Property, and if such proceeds have not been so utilized by such 180th day, then on such 180th day) the Borrower shall apply, or cause to be applied, an amount equal to the Net Proceeds of such Casualty Event or such unutilized portion thereof (as provided in Section 2.09(f) hereof), to prepay principal of the Loans, PROVIDED that the Borrower shall have no obligation to make any such application in respect of the Net Proceeds received in respect of any single Casualty Event unless the amount of such Net Proceeds exceeds $50,000, in which case an amount equal to the full amount received shall be so applied.

          (d) EXCESS CASH FLOW. Not later than five Business Days after receipt by the Agent of the annual consolidated financial statements of the Borrower and its Subsidiaries to be delivered by the Borrower pursuant to
Section 8.01(b) hereof (or, if such consolidated financial statements are not received by the last day on which they are required to be delivered, not later than five Business Days after the last day on which such financial statements are required by said Section 8.01(b) to be so delivered) in respect of each fiscal year of the Borrower (commencing with fiscal year 1999), the Borrower shall apply an amount equal to 50% of Excess Cash Flow for such fiscal year or the excess of such amount over the estimated Excess Cash Flow prepayment for such fiscal year made pursuant to Section 2.08(d) hereof (as provided in Section 2.09(f) hereof) to the prepayment of principal of the Loans; PROVIDED that the Borrower shall not be required to make any prepayment under this Section 2.09(d) with respect to any fiscal year if, as of the last day of such fiscal year, the Total Debt Ratio is less than 3.0 to 1 (as demonstrated in the Compliance Certificate delivered under Section 8.01 hereof accompanying the audited consolidated financial statements of the Borrower as of the end of and for such fiscal year).

          (e) EQUITY ISSUANCES AND SUBORDINATED DEBT. Not later than 240 days after receipt by the Borrower of Net Proceeds of any Equity Issuance (other than the proceeds of the Borrower's initial public offering received as of the Effective Date and applied as contemplated by Section 6.01(f) hereof) or the issuance or incurrence of any Subordinated Debt permitted under Section 8.07(g) hereof after the Effective Date (and, subject to the proviso below, if such proceeds have not been applied by such

                                   CREDIT AGREEMENT
                                   ----------------

240th day, then on such 240th day) unless the Borrower shall have used all or a portion of such proceeds to consummate an Acquisition, the Borrower shall apply or cause to be applied (as provided in Section 2.09(f) hereof) to the prepayment of principal of the Loans an amount equal to the lesser of (i) the amount of such Net Proceeds or (ii) the amount thereof remaining after the consummation of such Acquisition; PROVIDED that if on such 240th day such proceeds have not been so used but the Borrower or any of its Subsidiaries shall have entered into an agreement with respect to an Acquisition, then, within 90 days thereafter, the Borrower or such Subsidiary may use all or a portion of such proceeds (but not in excess of the aggregate amount of all cash consideration and all cash costs and expenses in respect of such Acquisition) to consummate such Acquisition, and any portion of such proceeds not so used shall be applied to prepay the Loans as provided herein.

          (f) APPLICATION OF PAYMENTS. Prepayments of Loans made pursuant to clauses (b), (c), (d) and (e) of this Section 2.09 shall be applied, first, to the Term Loans and PAD Loans pro rata in accordance with the respective aggregate principal amounts of the Loans of such Classes and, with respect to PAD Loans, pro rata in accordance with the aggregate principal amounts of the PAD Loans of each Series (the amount of the Loans of each such Class and Series so prepaid to be applied ratably to the installments of such Loans then outstanding) and, if the Term Loans and PAD Loans shall have been paid in full, to the Revolving Credit Loans.

          (g) LIMITATIONS ON PREPAYMENTS OF LOANS. Notwithstanding anything in this Section 2.09 to the contrary:

          (i) if any Permitted Additional Debt is outstanding at the time any prepayment of Loans is required to be made pursuant to paragraph (b), (c),
     (d) or (e) above, then the maximum amount of Net Proceeds or Excess Cash Flow, as the case may be, that shall be required to be applied to the prepayment of the Loans and the reduction of the Revolving Credit Commitments pursuant to said paragraph (b), (c), (d) or (e) at such time shall be equal to (x) the product (the "ADJUSTED AMOUNT") of (I) the amount of Net Proceeds or Excess Cash Flow, as the case may be, that would otherwise be required to be so applied but for the provisions of this
     Section 2.09(g)(i) (the "ORIGINAL AMOUNT") MULTIPLIED BY (II) a fraction, the numerator of which is the sum of the aggregate outstanding principal amount of the Loans and the unused amount of the Revolving Credit Commitments at such time and the denominator of which is the sum of the aggregate outstanding principal amount of the Loans, the

                                   CREDIT AGREEMENT
                                   ----------------
     unused Revolving Credit Commitments and the aggregate outstanding principal amount of Permitted Additional Debt at such time PLUS (y) the amount, if any, by which (I) the Original Amount MINUS the Adjusted Amount EXCEEDS
     (II) the amount of any prepayment of Permitted Additional Debt that is required to be made simultaneously with the prepayment of the Loans pursuant to paragraph (b), (c), (d) or (e) of this Section 2.09; and

          (ii) no prepayment of Revolving Credit Loans pursuant to any of paragraph (b), (c), (d), (e) or (f) above shall be required to be made except to the extent that on the date such prepayment is required to be made the amount otherwise required to be prepaid exceeds the aggregate unused amount of the Revolving Credit Commitments in effect on such date.

          (h) NOTICE; DELIVERY OF CERTIFICATE. The Borrower shall give notice to the Agent of each prepayment pursuant to this Section 2.09 in the same manner and at the same time as is required for any optional prepayment pursuant to
Section 2.08 hereof. At the time it makes any prepayment of the Loans as required by paragraph (b), (c), (d), (e) or (f) above or, if no prepayment of the Loans is required by paragraph (e) above, at the time it receives Net Proceeds of any Equity Issuance, the Borrower will deliver to the Agent a certificate of a Senior Officer, in form and detail satisfactory to the Agent, containing calculations of Excess Cash Flow or Net Proceeds or the Total Debt Ratio in respect of, or after giving effect to, the related Disposition, Casualty Event or Equity Issuance, as the case may be, and any deductions therefrom in respect of amounts that are not required to be prepaid pursuant to this Section 2.09, and specifying the amount of each such prepayment or, if no prepayment of Loans is required by paragraph (e) or (g) above, specifying that no prepayment of the Loans is required and also specifying the amount of the reduction pursuant to Section 2.03(b) hereof, if any, in the Revolving Credit Commitments.


          Section 3.  PAYMENTS OF PRINCIPAL AND INTEREST.
                      -----------------------------------

          3.01  REPAYMENT OF LOANS.

          (a) The Borrower hereby promises to pay to the Agent for account of each Term Loan Bank the aggregate principal amount of the Term Loans held by such Bank in twenty-three consecutive quarterly installments payable on the Principal Payment Dates, the aggregate principal amount to be paid on each Principal Payment Date in respect of all Term Loans held by all Term Loan Banks to be in the amount specified below:

                                   CREDIT AGREEMENT
                                   ----------------

          Principal Payment Date        Aggregate Amount
               Occuring In:                of Payment
          ----------------------        ----------------

          June 1997                         $10,000,000
          September 1997                    $10,000,000
          December 1997                     $10,000,000
          March 1998                        $13,000,000
          June 1998                         $13,000,000
          September 1998                    $13,000,000
          December 1998                     $13,000,000
          March 1999                        $14,937,500
          June 1999                         $14,937,500
          September 1999                    $14,937,500
          December 1999                     $14,937,500
          March 2000                        $16,937,500
          June 2000                         $16,937,500
          September 2000                    $16,937,500
          December 2000                     $16,937,500
          March 2001                        $18,937,500
          June 2001                         $18,937,500
          September 2001                    $18,937,500
          December 2001                     $18,937,500
          March 2002                        $17,750,000
          June 2002                         $17,750,000
          September 2002                    $17,750,000
          December 2002                     $17,750,000

          (b) The Borrower hereby promises to pay to the Agent for account of each Revolving Credit Bank the full outstanding principal amount of such Bank's Revolving Credit Loans, and each of such Bank's Revolving Credit Loans shall mature, on the Revolving Credit Commitment Termination Date.

          (c) The Borrower hereby promises to pay to the Agent for account of each NEN Acquisition Loan Bank the aggregate principal amount of the NEN Acquisition Loans held by such Bank in twenty-five consecutive quarterly installments payable on the Principal Payment Dates, the aggregate principal amount to be paid on each Principal Payment Date in respect of all NEN Acquisition Loans held by all NEN Acquisition Loan Banks to be in the amount specified below:

          Principal Payment Date        Aggregate Amount
            Occuring In/On:                of Payment
          ----------------------        ----------------

          June 1997                        $  742,500
          September 1997                   $  742,500
          December 1997                    $  742,500
          March 1998                       $  907,500

                                   CREDIT AGREEMENT
                                   ----------------

          June 1998                        $  907,500
          September 1998                   $  907,500
          December 1998                    $  907,500
          March 1999                       $1,072,500
          June 1999                        $1,072,500
          September 1999                   $1,072,500
          December 1999                    $1,072,500
          March 2000                       $1,237,500
          June 2000                        $1,237,500
          September 2000                   $1,237,500
          December 2000                    $1,237,500
          March 2001                       $1,361,250
          June 2001                        $1,361,250
          September 2001                   $1,361,250
          December 2001                    $1,361,250
          March 2002                       $1,402,500
          June 2002                        $1,402,500
          September 2002                   $1,402,500
          December 2002                    $1,402,500
          March 2003                       $1,897,500
          May 5, 2003                      $1,897,500

          (d) The Borrower hereby promises to pay to the Agent for account of each New Britain Acquisition Loan Bank the aggregate principal amount of the New Britain Acquisition Loans held by such Bank in twenty-five consecutive quarterly installments payable on the Principal Payment Dates, the aggregate principal amount to be paid on each Principal Payment Date in respect of all New Britain Acquisition Loans held by all New Britain Acquisition Loan Banks to be in the amount specified below:

          Principal Payment Date        Aggregate Amount
            Occuring In/On:                of Payment
          ----------------------        ----------------

          March 1997                       $292,500
          June 1997                        $292,500
          September 1997                   $292,500
          December 1997                    $292,500
          March 1998                       $357,500
          June 1998                        $357,500
          September 1998                   $357,500
          December 1998                    $357,500
          March 1999                       $422,500
          June 1999                        $422,500
          September 1999                   $422,500
          December 1999                    $422,500
          March 2000                       $487,500
          June 2000                        $487,500

                                   CREDIT AGREEMENT
                                   ----------------

          September 2000                   $487,500
          December 2000                    $487,500
          March 2001                       $536,250
          June 2001                        $536,250
          September 2001                   $536,250
          December 2001                    $536,250
          March 2002                       $552,500
          June 2002                        $552,500
          September 2002                   $552,500
          December 2002                    $552,500
          March 2003                       $552,500
          May 1, 2003                      $942,500

          (e) The Borrower hereby promises to pay to the Agent for the account of each Bank holding PAD Loans (other than NEN Acquisition Loans and New Britain Acquisition Loans) the aggregate principal amount of such Loans held by such Bank on such days and at such times as shall be agreed by such Bank and the Borrower, PROVIDED that if the proceeds (or any part of the proceeds) of such Loans are to be used to finance Permitted Acquisitions, the Borrower shall not, except upon the acceleration of such Loans following an Event of Default, agree or be contractually obligated to repay such Loans more quickly than would be permitted by Section 8.07(e)(i) hereof if such Loans were Permitted Additional Debt.

          3.02 INTEREST. The Borrower hereby promises to pay to the Agent for account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

          (a) during such periods such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) PLUS the Applicable Margin; and

          (b) during such periods such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period PLUS the Applicable Margin.

Notwithstanding the foregoing, (x) upon the occurrence and during the continuance of an Event of Default specified in clause (a) of Section 9 hereof arising by reason of a failure to pay principal of or interest on any of the Loans, the Borrower will (to the fullest extent permitted by the law of the State of New York) pay to the Agent for account of each Bank interest at the applicable Post-Default Rate on the full outstanding principal amount of

                                   CREDIT AGREEMENT
                                   ----------------
each of such Bank's Loans (whether or not due and payable) and (y) upon the occurrence and during the continuance of an Event of Default specified in said clause (a) arising by reason of a failure to pay any other amount, the Borrower will (to the fullest extent permitted by the law of the State of New York) pay to the Agent for account of the Agent or any Bank to which such amount is owed interest on such amount at the applicable Post-Default Rate. Accrued interest on each Loan shall be payable (i) in the case of each Base Rate Loan, quarterly on the Quarterly Dates, commencing with the first Quarterly Date occurring after the Effective Date, (ii) in the case of each Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three month intervals following the first day of such Interest Period, and (iii) in the case of each Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Banks to which such interest is payable and the Borrower.


          Section 4.  PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.
                      ------------------------------------------------

          4.01  PAYMENTS.
                ---------

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement, the Notes and the other Credit Documents shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at an account designated by the Agent, not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

          (b) Any Bank for whose account any such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower with such Bank (with notice to the Borrower and the Agent, PROVIDED that the failure of such Bank to so notify the Borrower and the Agent shall not affect the validity of the actions taken by such Bank as permitted by this paragraph (b)).

                                   CREDIT AGREEMENT
                                   ----------------

          (c) The Borrower shall, at the time of making each payment under this Agreement or any Note for account of any Bank, specify to the Agent (which shall notify the intended recipients thereof) the Loans or other amounts payable by the Borrower hereunder to which such payment is to be applied in which case such payment shall, subject to Section 4.02 hereof and unless an Event of Default shall have occurred and be continuing, be applied as so specified (and in the event that the Borrower fail to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payment to the Banks and/or the other Person(s) to which amounts are payable by the Borrower hereunder in such manner as the Majority Banks or, in the absence of instructions from the Majority Banks, the Agent may determine to be appropriate, subject to Section 4.02 hereof).

          (d) Each payment received by the Agent under this Agreement or any Note for account of a Bank shall be paid promptly to such Bank in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan in respect of which such payment is made.

          (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such payment shall be made on the immediately preceding Business Day.

          4.02 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) each payment of commitment fees under Section 2.04 hereof in respect of Commitments of a particular Class and Series shall be made for account of the relevant Banks, and each termination or reduction of the amount of the Commitments of a particular Class and Series under Section 2.03 hereof shall be applied to the respective Commitments of such Class and Series of the relevant Banks, pro rata according to the amounts of their Commitment Percentages; (b) the making, Conversion and Continuation of Revolving Credit Loans, Term Loans or PAD Loans of a particular Series of a particular Type (other than Conversions provided for by Section 5.04 hereof) shall be made pro rata among the relevant Banks according to the amounts of their respective Commitment Percentages and Eurodollar Loans of a particular Class and Series made, Converted or Continued on the same day but having different Interest Periods shall be allocated pro rata among the relevant Banks according to the amounts of such Loans respectively held by such Banks; (c) each payment or prepayment of Revolving Credit Loans, Term Loans or PAD Loans of a particular Series by the Borrower shall be made for account of the relevant Banks pro rata in accordance with the respective unpaid principal amounts of such Loans held by the relevant Banks; and (d) each payment of interest on Revolving

                                   CREDIT AGREEMENT
                                   ----------------

Credit Loans, Term Loans or PAD Loans of a particular Series shall be made for account of the relevant Banks pro rata in accordance with the amounts of the interest on such Loans then due and payable to such Banks.

          4.03 COMPUTATIONS. Interest on Eurodollar Loans and commitment fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, interest on Base Rate Loans determined by reference to the Federal Funds Rate shall be computed on the basis of a year of 360 days.

          4.04  MINIMUM AMOUNTS.  Except for Conversions made pursuant to
Section 5.04 hereof and prepayments made pursuant to Section 2.08(d) or 2.09 hereof, each borrowing, Conversion, Continuation and prepayment of principal of
(a) Base Rate Loans shall be in an amount equal to $2,000,000 or a multiple of $1,000,000 ($500,000 in the case of PAD Loans of each Series) in excess thereof and (b) Eurodollar Loans shall be in an amount equal to $5,000,000 ($1,000,000 in the case of PAD Loans of each Series) or a multiple of $1,000,000 ($500,000 in the case of PAD Loans of each Series) in excess thereof (borrowings, Conversions, Continuations or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions, Continuations and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be at least equal to $5,000,000 ($1,000,000 in the case of PAD Loans of each Series) and, if any Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

          4.05 CERTAIN NOTICES. Notices by the Borrower to the Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 10:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                   CREDIT AGREEMENT
                                   ----------------

                                        Number of
               NOTICE               BUSINESS DAYS PRIOR

          Termination or
          reduction of Commitments           2

          Borrowing or prepayment of,
          or Conversion into,
          Base Rate Loans (other than
          any such borrowing on the
          Effective Date)                    1

          Borrowing of Base Rate
          Loans on the Effective
          Date                            same day

          Borrowing or prepayment of,
          Conversion into,
          Continuation as, or
          duration of Interest Period
          for, Eurodollar Loans              3

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of borrowing or Continuation of, or Conversion into, a Eurodollar Loan shall specify the duration of the Interest Period therefor. The Agent shall promptly notify the Banks of the contents of each such notice. In the event that the Borrower fail to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

          4.06 NON-RECEIPT OF FUNDS BY THE AGENT. Unless the Agent shall have been notified by a Bank or the Borrower (the "PAYOR") prior to the date on which the Payor is to make payment to the Agent of (in the case of a Bank) the proceeds of a Loan to be made by such Bank hereunder or (in the case of the Borrower) a payment to the Agent for account of one or more of the Banks hereunder (such payment being herein called the "REQUIRED

                                   CREDIT AGREEMENT
                                   ----------------

PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "ADVANCE DATE") such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, PROVIDED that if neither the recipient(s) nor the Payor shall return the Required Payment to the Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

          (i) if the Required Payment shall represent a payment to be made by the Borrower to the Banks, the Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (and, in case the recipient(s) shall return the Required Payment to the Agent, without limiting the obligation of the Borrower under Section 3.02 hereof to pay interest to such recipient(s) at the Post-Default Rate in respect of the Required Payment) and

         (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Banks to the Borrower, the Payor and the Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant to Section 3.02 hereof (and, in case the Borrower shall return the Required Payment to the Agent, without limiting any claim the Borrower may have against the Payor in respect of the Required Payment).

          4.07  SHARING OF PAYMENTS, ETC.
                -------------------------

          (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it for

                                   CREDIT AGREEMENT
                                   ----------------
account of the Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans, or any other amount payable to such Bank hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof, PROVIDED that such Bank's failure to give such notice shall not affect the validity thereof.


          (b) (i) At any time and from time to time prior to the time that all of the Loans are declared or become due and payable pursuant to Section 9 hereof and all of the Commitments hereunder are terminated pursuant to said Section 9, if any Bank shall obtain payment of any principal of or interest on any Loan of any Class and Series made by it to the Borrower under this Agreement or payment of any other amount relating to the Loans or Commitments of such Class and Series under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Loans or Commitments of such Class and Series or such other amounts relating to the Loans of such Class and Series then due hereunder by the Borrower to such Bank than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans of such Class and Series made by such other Banks (or in interest due thereon, as the case may be) or such other amounts relating to the Loans or Commitments of such Class and Series, respectively, in such amounts and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans of such Class and Series held by each of the Banks or such other amounts relating to the Loans or Commitments of such Class and Series owing to each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

          (ii) At any time from and after the time that all of the Loans are declared or become due and payable pursuant to Section 9 hereof and all of the Commitments hereunder are terminated pursuant to said Section 9, if any Bank shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement or payment of any other amount

                                   CREDIT AGREEMENT
                                   ----------------
under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder by the Borrower to such Bank than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans made by such other Banks (or in interest due thereon, as the case may be) or such other amounts, respectively, in such amounts and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Banks or such other amounts owing to each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

          (c) The Borrower agrees that any Bank so purchasing a participation (or direct interest) in the Loans made by other Banks (or in interest due thereon, as the case may be) may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation.

          (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.


          Section 5.  YIELD PROTECTION AND ILLEGALITY.
                      --------------------------------

          5.01  ADDITIONAL COSTS.
                -----------------

          (a) The Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be

                                   CREDIT AGREEMENT
                                   ----------------
necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change which:

          (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Bank or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

         (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Bank (including the Commitments of such Bank hereunder); or

        (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or Commitments.

          If any Bank requests compensation from the Borrower under this
Section 5.01(a), the Borrower may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

          (b) Without limiting the effect of the provisions of Section 5.01(a) hereof, in the event that, by reason of any Regulatory Change, any Bank either
(i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Loans or
(ii) becomes subject to restrictions on the amount of such a category of



                                   CREDIT AGREEMENT
                                   ----------------
liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Bank to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

          (c)  Without limiting the effect of the foregoing provisions of this
Section 5.01 (but without duplication), the Borrower shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority, of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office) to a level below that which such Bank (or any Applicable Lending Office) could have achieved but for such law, regulation, interpretation, directive or request).

          (d) Each Bank will notify the Borrower of any event occurring after the date of this Agreement that will entitle such Bank to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 60 days, after such Bank obtains actual knowledge thereof; PROVIDED, however, that if any Bank fails to give such notice within 60 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this
Section 5.01 for costs incurred from and after the date 60 days prior to the date that such Bank does give such notice; and PROVIDED, FURTHER, that each Bank will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, except that such Bank shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Bank will furnish to the Borrower a certificate setting forth the basis and amount of each request by such Bank

                                   CREDIT AGREEMENT
                                   ----------------
for compensation under paragraph (a) or (c) of this Section 5.01. Determinations and allocations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b) hereof, or of the effect of capital maintained pursuant to Section 5.01(c) hereof, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.01, shall be conclusive, PROVIDED that such determinations and allocations are made on a reasonable basis.

          5.02 LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the Eurodollar Base Rate for any Interest Period:

          (a) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

          (b) if the related Loans are Revolving Credit Loans, the Majority Revolving Credit Banks or, if the related Loans are Term Loans, the Majority Term Loan Banks (determined, solely for the purposes of this Section 5.02(b), as if no PAD Loans or PAD Loan Commitments were outstanding) or, if the related Loans are PAD Loans of a particular Series, Banks holding at least 60% of the aggregate outstanding principal amount of the PAD Loans of such Series determine (which determination shall be conclusive) and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Banks of making or maintaining Eurodollar Loans for such Interest Period;

then the Agent shall give the Borrower and each of the Banks which are to make or hold such Loans prompt notice thereof, and so long as such condition remains in effect, such Banks shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans held by such Banks, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into Base Rate Loans in accordance with Section 2.08 hereof.


                                   CREDIT AGREEMENT
                                   ----------------

          5.03 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Bank shall promptly notify the Borrower thereof (with a copy to the Agent) and such Bank's obligation to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

          5.04 TREATMENT OF AFFECTED LOANS. If the obligation of any Bank to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans is suspended pursuant to Section 5.01 or 5.03 hereof, such Bank's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion effected as permitted by Section 5.01(b) or 5.03 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to such Conversion no longer exist:

          (a) to the extent that such Bank's Eurodollar Loans of any Class have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Eurodollar Loans of such Class shall be applied instead to its Base Rate Loans of such Class; and

          (b) all Loans which would otherwise be made or Continued by such Bank as Eurodollar Loans shall be made or Converted and Continued instead as Base Rate Loans and all Base Rate Loans of such Bank which would otherwise be Converted into Eurodollar Loans shall be made as or shall remain as Base Rate Loans.

If such Bank gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to the Conversion of such Bank's Eurodollar Loans of any Class pursuant to this
Section 5.04 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans of such Class held by other Banks are outstanding, such Bank's Base Rate Loans of such Class shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans of such Class held by such Banks and by such Bank are held pro rata (as to principal

                                   CREDIT AGREEMENT
                                   ----------------
amounts, Types and Interest Periods) in accordance with their respective Commitments.

          5.05 COMPENSATION. The Borrower shall pay to the Agent for account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank determines are attributable to:

          (a) any payment, prepayment (including any mandatory prepayment) or Conversion of a Eurodollar Loan made by such Bank for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof but excluding any prepayment made as of the Effective
     Date) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in
     Section 6 hereof to be satisfied) to borrow a Eurodollar Loan from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof or to Convert a Base Rate Loan into a Eurodollar Loan on the date for such Conversion, or to Continue a Eurodollar Loan on the date for such Continuation, in each case as specified in the relevant notice of Conversion or Continuation, as the case may be, given pursuant to Section 2.08(a) hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed, Continued or Converted for the period from the date of such payment, prepayment, Conversion or failure to borrow, Continue or Convert to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, Continue or Convert, the Interest Period for such Loan which would have commenced on the date specified for such borrowing, Continuation or Conversion) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

                                   CREDIT AGREEMENT
                                   ----------------

          Section 6.  CONDITIONS PRECEDENT.
                      ---------------------

          6.01 EFFECTIVENESS. The effectiveness of this Agreement is subject to the conditions precedent that, on or prior to June 30, 1997, the Agent shall have received the following documents (with sufficient copies for each Bank), each of which shall be reasonably satisfactory to the Agent in form and substance satisfactory:

          (a) CORPORATE DOCUMENTS. Certificates of the appropriate governmental authority as to the good standing of each Obligor in its jurisdiction of organization, certified copies of the charter and by-laws (or equivalent documents) of each Obligor and of all corporate or other authority for each of them (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of this Agreement and each other Transaction Document to which each is a party and each other document to be delivered by any of them from time to time in connection herewith and therewith and the Loans hereunder (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary).

          (b) SENIOR OFFICER'S CERTIFICATE. A certificate of a Senior Officer, dated the Effective Date, to the effect set forth in clauses (i) and (ii) of Section 6.02(a) hereof.

          (c) BORROWER SECURITY AGREEMENT. The Borrower Security Agreement, substantially in the form of Exhibit A hereto, duly executed by the Borrower and the Agent. In addition, the Borrower shall have taken such other action as the Agent shall have requested in order to perfect the security interests created pursuant to the Borrower Security Agreement, including, without limitation, delivering to the Agent of (i) stock certificates with undated stock powers executed in blank, (ii) copies of duly completed and executed Uniform Commercial Code financing statements with respect to the Property covered by the Security Agreement, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements, in proper form for filing in all jurisdictions in which such filing is necessary or appropriate to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges and Liens of the Agent, for the benefit of the Banks, thereunder, and (iii) the results of record searches, by a Person satisfactory to the Agent, of the Uniform

                                   CREDIT AGREEMENT
                                   ----------------

     Commercial Code filings which may have been filed with respect to the Property of the Borrower covered thereby and such other Persons or names as the Agent shall specify, in the filing offices and other records in each of the jurisdictions requested by the Agent, and of judgment and tax liens with respect to the Borrower.

          (d) JCI/JNI SECURITY AGREEMENT. Amendment No. 1 to the JCI/JNI Security Agreement, substantially in the form of Exhibit B-1 hereto, duly executed by each of the Subsidiary Guarantors and the Agent. In addition, the Subsidiary Guarantors shall have taken such other action (including, without limitation, delivering to the Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Agent shall have requested in order to perfect the security interests created pursuant to the JCI/JNI Security Agreement (to the extent such filings have not already been effected pursuant to the Existing Credit Agreement).

          (e) SUBSIDIARY GUARANTEE. Amendment No. 1 to the Subsidiary Guarantee, substantially in the form of Exhibit B-2 hereto, duly executed by the Subsidiary Guarantors and the Agent.

          (f) REPAYMENT OF CERTAIN AMOUNTS. Evidence that (i) the accrued and unpaid interest on, any "Loans" held by any Existing Bank under the Existing Credit Agreement that are required to be prepaid as of the Effective Date under Section 2.01 hereof, and all accrued and unpaid commitment fees on the "Revolving Credit Commitments" under the Existing Credit Agreement held by the Existing Banks shall have been paid in full, (ii) all Warburg Subordinated Debt shall have been (or shall be simultaneously) paid in full (or arrangements for payment in full of the Warburg Subordinated Indebtedness within one day of the Effective Date satisfactory to the Agent shall have been made) and (iii) $90,000,000 in aggregate principal amount of the "Terms Loans" outstanding under the Existing Credit Agreement shall have been prepaid as of the Effective Date (and not less than $55,000,000 of the proceeds from the Borrower's initial public equity offering shall be used to make such prepayment).

          (g) APPLICATION OF IPO PROCEEDS; TOTAL DEBT RATIO. A certificate of a Senior Officer, dated the Effective Date, (i) to the effect that the initial public equity offering by the Borrower shall have been consummated and specifying the intended use by the Borrower of the net proceeds thereof

                                   CREDIT AGREEMENT
                                   ----------------

     (including, without limitation, the payment in full of the Warburg Subordinated Debt and the prepayment of Term Loans required by Section 6.01(f) hereof) and (ii) setting forth the Total Debt Ratio as at the Effective Date (calculated as of the Effective Date on a pro forma basis after giving effect to such initial public equity offering and the application of the proceeds thereof to repay such Indebtedness and the aggregate amount of Loans to be made or continued on the Effective Date).

          (h) OPINION OF SPECIAL NEW YORK COUNSEL TO THE OBLIGORS. An opinion of Wachtell, Lipton, Rosen & Katz, special New York counsel to certain of the Obligors, addressed to the Banks and the Agent and dated the Effective Date, in form and substance satisfactory to the Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Banks and the Agent).

          (i) OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE. An opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, dated the Effective Date, in form and substance satisfactory to the Agent.

          (j) OTHER DOCUMENTS. The Agent shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated hereby as the Agent or any Bank or special New York counsel to Chase may reasonably request.

The obligation of any Bank to continue any "Revolving Credit Loan" or "Term Loan" under the Existing Credit Agreement or to make any other extension of credit hereunder on the Effective Date is also subject to the payment by the Borrower of such fees as the Borrower shall have agreed to pay to any Bank or the Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrower).

          From and after the Effective Date the "Notes" under the Existing Credit Agreement shall be deemed cancelled, and each Existing Bank agrees to return such "Notes" to the Borrower as soon as practicable.

                                   CREDIT AGREEMENT
                                   ----------------

          6.02  INITIAL AND SUBSEQUENT LOANS.
                -----------------------------

          (a) The obligation of each Bank to make each Loan to be made by it to the Borrower hereunder (including, without limitation, the continuance of certain loans and commitments under the Existing Credit Agreement on the Effective Date as provided in Section 2.01 hereof and the making of any other Loan on the Effective Date) is subject to the further conditions precedent that both immediately prior to such Loan and after giving effect thereto: (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Borrower and each other Obligor in each of the Credit Documents to which it is a party, shall be true on and as of the date of the making of such Loans with the same force and effect as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date).

          (b) In addition, the obligation of each Revolving Credit Bank to make each Revolving Credit Loan to be made by it to the Borrower hereunder on any Borrowing Date (including, without limitation, the making of the initial Revolving Credit Loans) is subject to the further condition precedent that, if the aggregate principal amount of all Revolving Credit Loans to be made hereunder on such Borrowing Date is in excess of $10,000,000 (unless the proceeds of such Loans are to be, and are in fact, used to make repayments of Term Loans), the Agent shall have received a certificate of a Senior Officer (in form and detail satisfactory to the Agent) stating the Total Debt Ratio after giving effect to the making of such Revolving Credit Loans and annexing thereto calculations of the Total Debt Ratio.

          (c) In addition, the obligation of each Revolving Credit Bank to make each Revolving Credit Loan to be made by it to the Borrower hereunder (including, without limitation, the making of the initial Revolving Credit Loans) is subject to the further condition precedent that both immediately prior to such Loan and after giving effect thereto no action shall have been taken by the Majority Banks (including, without limitation, any modification or amendment to this Agreement or the waiver of any default hereunder) which action has the effect of causing the condition precedent specified in clauses (i) and (ii) of paragraph (a) above to be satisfied unless such action has been consented to by the Majority Revolving Credit Banks or such conditions precedent would otherwise be satisfied in the absence of such action by the Majority Banks.

          (d) Each notice of borrowing by the Borrower hereunder shall be deemed to constitute a certification to the effect set

                                   CREDIT AGREEMENT
                                   ----------------
forth in clauses (i) and (ii) of paragraph (a) above (both as of the date of such notice and, unless the Borrower otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).


          Section 7.  REPRESENTATIONS AND WARRANTIES.   The Borrower represents
and warrants to each of the Banks and the Agent that:

          7.01  CORPORATE EXISTENCE.  Each of the Borrower and its Subsidiaries:
(a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would (either individually or in the aggregate) have a Material Adverse Effect.

          7.02 FINANCIAL CONDITION. The audited combined financial statements of Journal Register LLC and its Subsidiaries for the fiscal years of Journal Register LLC ended on December 31, 1995 and December 31, 1996 are complete and correct and fairly present the combined financial condition of Journal Register LLC and its Subsidiaries as at the respective dates of presentation specified therein and the combined results of their operations for the respective periods of presentation specified therein, all in accordance with GAAP applied on a consistent basis. Neither Journal Register LLC nor any of its Subsidiaries had on December 31, 1996 any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the combined balance sheet of Journal Register LLC and its Subsidiaries as at said date included in the financial statements referred to in the first sentence of this Section 7.02 and except as set forth in Schedule II hereto. Since December 31, 1996, there has been no material adverse change in the financial condition, business, operations, prospects, assets, liabilities or capitalization of Journal Register LLC and its Subsidiaries taken as a whole.

          7.03 LITIGATION. Except as described in Schedule II hereto, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Borrower)

                                   CREDIT AGREEMENT
                                   ----------------
threatened against the Borrower or any of its Subsidiaries which might reasonably be expected to be adversely determined and, if so determined, might reasonably be expected to have a Material Adverse Effect.

          7.04  NO BREACH.
                ----------

          (a) The making and performance by the Borrower and each of its Subsidiaries of the Transaction Documents to which it is or is intended to be a party will not conflict with or result in a breach of, or require any consent under, (i) its charter or by-laws, (ii) any applicable law or regulation (including, without limitation, Regulation U or Regulation X), or (iii) any judgment, order, writ, injunction or decree of any court or governmental authority or agency applicable to or binding on the Borrower or any of its Subsidiaries, as the case may be.

          (b) The making and performance by the Borrower and each of its Subsidiaries of each of the Transaction Documents to which it is or is intended to be a party as contemplated hereby will not conflict with or result in a breach of, or require any consent under, any agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in, or require, the creation or imposition of any Lien (other than the Liens created by the Security Documents) upon any of its Properties pursuant to the terms of any such agreement or instrument.

          7.05 CORPORATE ACTION. The Borrower and each of its Subsidiaries has all necessary corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is or is intended to be a party and the execution, delivery and performance thereof by the Borrower and each of its Subsidiaries has been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Borrower and constitutes, and each of the other Transaction Documents to which the Borrower and each of its Subsidiaries is intended to be a party when executed and delivered by it will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms, except as the same may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                   CREDIT AGREEMENT
                                   ----------------

          7.06 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Borrower and each of its Subsidiaries of the Transaction Documents to which it is or is intended to be a party or for the validity or enforceability thereof except for the authorizations, approvals, consents, filings and/or registrations listed or described in Schedule I hereto (each of which has been obtained or made and is in full force and effect, except as specified in said Schedule I, and true and complete copies of which have been furnished to the Agent).

          7.07 MARGIN STOCK. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock. Neither the making of any Loan hereunder, nor the use of any of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation U or Regulation X.

          7.08 ERISA. The Borrower and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any unsatisfied liability to the PBGC or any Plan or Multiemployer Plan (other than an obligation to fund or make contributions to any such Plan in accordance with its terms and in the ordinary course of business or an obligation to pay premiums when due).

          7.09 TAXES. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and has paid and will pay all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except (a) for any such tax the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP or (b) as specified in
Schedule II hereto. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate.

          7.10 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company", or a company


                                   CREDIT AGREEMENT
                                   ----------------

"controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          7.11 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          7.12 COMPLIANCE WITH LAWS. The Borrower and each of its Subsidiaries is in compliance with, and has obtained all permits, licenses and other authorizations which are required under, all applicable Federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions, except to the extent failure so to comply, or to obtain any such permit, license or authorization, would not, individually or in the aggregate, have a Material Adverse Effect.

          7.13 DISCLOSURE. No information, report, financial statement, exhibit, schedule or disclosure letter furnished in writing by or on behalf of the Borrower or any of its Subsidiaries to the Agent or any Bank in connection with the negotiation, preparation or delivery of this Agreement and the other Transaction Documents or included therein or delivered pursuant thereto contains any untrue statement of material fact or omits or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Borrower and its Subsidiaries to the Agent and the Banks in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact (other than matters of a general economic nature) known to the Borrower or any of its Subsidiaries that could have a Material Adverse Effect that has not been disclosed herein, in the other Transaction Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Banks for use in connection with the transactions contemplated hereby.

          7.14 SECURITY DOCUMENTS. On and after the Effective Date, the JCI/JNI Security Agreement will create in favor of the Agent, for the ratable benefit of the Banks, a legal, valid, enforceable and perfected security interest in all right, title

                                   CREDIT AGREEMENT
                                   ----------------
and interest of the Obligors party thereto in the collateral described therein, subject to no other Lien, except for Permitted Liens and except as provided in
Section 2(a) of the JCI/JNI Security Agreement; PROVIDED that with respect to such security interest in such collateral located in a state, perfection of such security interest will occur only after the financing statements (which financing statements are referred to in Section 6.01(d) hereof) required to be filed in such state have been properly filed. On and after the Effective Date, the Borrower Security Agreement will create in favor of the Agent, for the ratable benefit of the Banks, a legal, valid, enforceable and perfected security interest in all right, title and interest of the Borrower in the collateral described therein, subject to no other Lien, except for Permitted Liens and except as provided in Section 2(a) of the Borrower Security Agreement; PROVIDED that with respect to such security interest in such collateral located in a state, perfection of such security interest will occur only after the financing statements (which financing statements are referred to in Section 6.01(c) hereof) required to be filed in such state have been properly filed.

          7.15 ASSETS OF THE BORROWER. Each of the Borrower and its Subsidiaries has good and marketable title in fee simple to, or valid and subsisting leasehold interests in, all its real property, and good and marketable title to all of its other Properties, free and clear of Liens (other than Permitted Liens).

          7.16 MATERIAL AGREEMENTS. Neither the Borrower nor any of its Subsidiaries is (a) a party to any agreement or instrument or subject to any corporate restriction which has or is likely to have a Material Adverse Effect or (b) in default under any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of them is subject in any manner which is, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

          7.17 SOLVENCY. After giving effect to the transactions contemplated hereby and by the other Transaction Documents and the making of the Loans:

          (a) the fair salable value of the assets of the Borrower and each of its Subsidiaries exceeds and will, immediately following the making of each Loan, exceed the amount which will be required to be paid on or in respect of its existing debts and other liabilities as they mature;

          (b) neither the Borrower nor any of its Subsidiaries has, or will have, immediately following the making of each

                                   CREDIT AGREEMENT
                                   ----------------

     Loan, unreasonably small capital to carry out its business as conducted or as proposed to be conducted; and

          (c) neither the Borrower nor any of its Subsidiaries intends to, or believes that it will, incur debts beyond its ability to pay such debts as they mature.

          7.18 LABOR MATTERS. None of the Borrower or any of its Subsidiaries has experienced any strike, labor dispute, slow down or work stoppage due to labor disagreements which has had (during the period of five years prior to the date hereof) or would have or is continuing to have a Material Adverse Effect.

          7.19 HAZARDOUS MATERIALS. The Borrower and each of its Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not, individually or in the aggregate, have a Material Adverse Effect. The Borrower and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.

          In addition, except as set forth in: (i) Schedule VII hereto, (ii) the Letter dated June 16, 1992 from the United States Environmental Protection Agency to New Haven Register, Inc., (iii) the documents entitled "Pre-Financing Environmental Risk Assessment of Community Newspapers, Inc." prepared by Pilko & Associates, Inc. ("PILKO") dated January 3, 1991; "Environmental Assessment of the Register Citizen, Torrington, Connecticut" prepared by Pilko dated September 24, 1993; "Underground Storage Tank Investigation, The Register Citizen, for Torrington, Connecticut" prepared by Fuss & O'Neill, Inc. dated September 28, 1993; "Environmental Assessment of Journal Company, Inc. and New Haven Acquisition Corp." prepared by Pilko dated September 11, 1993; "Environmental Assessment of New Haven Register, New Haven, Connecticut" prepared by Pilko dated October 12, 1993; "Environmental Assessment of Composing Facility, St. Louis, Missouri prepared by Pilko dated October 12, 1993; "Environmental Assessment of 15 Operating Facilities owned by Journal Company, Inc., Telephone Interviews Concerning 4 Additional Sites" prepared by Pilko dated December, 1993; "Limited Subsurface Assessment Report of 207 Pocasset Street,

                                   CREDIT AGREEMENT
                                   ----------------

Fall River, Massachusetts" prepared by Cistar Associates, Inc. dated July 21, 1993; "Phase I Environmental Site Assessment of Farmington Valley Herald, Simsbury, Connecticut" prepared by Fuss & O'Neill, Inc. dated August 1994; and "Limited Environmental Investigation of The Bristol Press, Bristol, Connecticut" prepared by Environmental Risk Limited dated July 1994, (iv) the NEN Acquisition Environmental Reports and (v) the New Britain Acquisition Environmental Reports (together, the "ENVIRONMENTAL REPORTS"):

          (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the best knowledge of the Borrower and its Subsidiaries, threatened by any Person with respect to any alleged failure by the Borrower or any of its Subsidiaries to have any permit, license or authorization required in connection with the conduct of the business of the Borrower or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, use, disposal or Release of any Hazardous Materials generated by the Borrower or any of its Subsidiaries.

          (b) To the best of the knowledge of the Borrower and its Subsidiaries, neither the Borrower nor any of its Subsidiaries has handled any Hazardous Material, other than as a generator, on any property now or previously owned or leased by the Borrower or any of its Subsidiaries to an extent that it has, or may reasonably be expected to have, a Material Adverse Effect and to the best knowledge of the Borrower and its
     Subsidiaries:

               (i) no polychlorinated biphenyls are present at any property currently owned or any premises currently leased by the Borrower or any of its Subsidiaries;

              (ii) no asbestos is present at any property currently owned or any premises currently leased by the Borrower or any of its Subsidiaries;

             (iii) no underground storage tanks for Hazardous Materials, active or abandoned, are now or were previously operated at any property currently owned by the Borrower or any of its Subsidiaries, and, with respect to premises currently leased by the Borrower or any of its Subsidiaries, no underground storage tanks for Hazardous Materials, active or abandoned, are now or were previously operated by the Borrower or any of

                                   CREDIT AGREEMENT
                                   ----------------
          its Subsidiaries, except for certain tanks used for the storage of heating oil;


              (iv) no Hazardous Materials have been Released, in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned by the Borrower or any of its Subsidiaries; and

               (v) no Hazardous Materials have been otherwise Released at, on or under any property now or previously owned or any premises now or currently leased by the Borrower or any of its Subsidiaries to an extent that it has, or may reasonably be expected to have, a Material Adverse Effect.

          (c) Neither the Borrower nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is listed on the National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R.
     Section 300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that may lead to Environmental Claims against the Borrower or any of its Subsidiaries.

          (d) No Hazardous Material generated by the Borrower or any of its Subsidiaries has been recycled, treated, stored, disposed of or Released by the Borrower or any of its Subsidiaries at any location other than those listed in Schedule VII hereto, except for certain tanks used for the storage of heating oil.

          (e) No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Borrower or any of its Subsidiaries and no property now, or to the best knowledge of the Borrower previously, owned or premises leased by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities list promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up.

                                   CREDIT AGREEMENT
                                   ----------------

          (f) There are no Liens arising under or pursuant to any Environmental Laws on any of the property owned or premises leased by the Borrower or any of its Subsidiaries, and no government actions have been taken or are in process which could subject any of such property to such Liens and neither the Borrower nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

          (g) Neither the Borrower nor any of its Subsidiaries has retained or assumed any liabilities (contingent or otherwise) in respect of any Environmental Claims (i) under the terms of any contract or agreement or
     (ii) by operation of law as a result of the sale of assets or stock.

          (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Borrower or any of its Subsidiaries in relation to any property or facility now or previously owned or leased by the Borrower or any of its Subsidiaries which have not been made available to the Banks.

          7.20 SUBSIDIARIES, ETC. Schedule IV hereto sets forth as of the Effective Date a complete and correct list of all Subsidiaries of the Borrower (and the respective jurisdiction of incorporation of each such Subsidiary) and of all Investments held by the Borrower or any of its Subsidiaries in any joint venture or other Person. Except as otherwise specified in said Schedule IV and except for the Liens created by the Security Documents, the Borrower owns, free and clear of Liens, all outstanding shares of each such Subsidiary (and each such Subsidiary owns, free and clear of Liens, all outstanding shares of its Subsidiaries) and all such shares are validly issued, fully paid and non-assessable and the Borrower (or the respective Subsidiary) also owns, free and clear of Liens, all such Investments. None of the Inactive Subsidiaries of the Borrower is engaged in any business of any kind whatsoever on the date hereof. None of the Inactive Subsidiaries of the Borrower has any Indebtedness or other obligations (contingent or otherwise) which, if such Inactive Subsidiary failed to pay or perform the same, would have a Material Adverse Effect.

          7.21 COPYRIGHTS, PERMITS AND TRADEMARKS. The Borrower and its Subsidiaries owns or possesses, or has a valid license or sub-license in, all domestic and foreign letters patent, patents, patent applications, patent and know-how licenses, inventions, technology, permits, trademark registrations and applications,

                                   CREDIT AGREEMENT
                                   ----------------
trademarks, trade names, trade secrets, service marks, copyrights, product designs, applications, formulae, processes, circulation and other lists of subscribers or purchasers of newspapers and the industrial property rights ("PROPRIETARY RIGHTS") used or necessary in the operation of its businesses in the manner in which they are currently being conducted and which are material to the Property, business, financial condition, operations, assets, liabilities, capitalization or prospects of the Borrower and its Subsidiaries taken as a whole. Neither the Borrower nor any of its Subsidiaries is aware of any existing or threatened infringement or misappropriation of any proprietary rights of others by the Borrower or any of its Subsidiaries or of any proprietary rights of the Borrower or any of its Subsidiaries by others which is material to the financial condition, business, operations, prospects, assets, liabilities or capitalization of the Borrower and its Subsidiaries taken as a whole.

          7.22 MORTGAGE PROPERTIES. The Mortgage Properties identified as being owned or leased by Subsidiaries of JNI and JCI are the only real property owned or leased by the Borrower or any of its Subsidiaries other than (i) office or garage space and (ii) other premises leased by the Borrower or any of its Subsidiaries, PROVIDED that the aggregate annual rental for all such other premises described in this clause (ii) does not exceed $1,000,000.

          7.23 NOLS; ETC. As of December 31, 1993 and after giving effect to the Consolidation and the other Transactions contemplated by the Transaction Documents, the Borrower in good faith reasonably believes that JNI and JCI and their respective Subsidiaries will have net operating loss carryforwards for federal tax reporting purposes of not less than $260,000,000 in the aggregate unrestricted by any provision of Section 382 of the Code and interest carryforwards for federal tax reporting purposes of not less than $19,000,000 in the aggregate.

          7.24  CAPITALIZATION.
                ---------------

          (a) Set forth in Schedule VIII hereto are the number and type of shares of authorized capital stock of the Borrower on the Effective Date, and the number of shares that are duly and validly issued and outstanding, and each of such issued and outstanding shares has been duly and validly issued and is fully paid and nonassessable. As of the Effective Date, except as set forth in
Schedule VIII, (x) there are no outstanding Equity Rights with respect to the Borrower or any of its Subsidiaries and (y) there are no outstanding obligations of the Borrower or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Borrower or any of its

                                   CREDIT AGREEMENT
                                   ----------------

Subsidiaries nor are there any outstanding obligations of the Borrower or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

          (b) As of the Effective Date, the Borrower owns 100% of the capital stock of each of JNI and JCI. All of the issued and outstanding capital stock of each of JNI and JCI has been validly issued and is fully paid and non-assessable.


          Section 8. COVENANTS OF THE BORROWER. So long as any of the Commitments are in effect and until payment in full of the principal of and interest on all Loans and all other amounts payable by the Borrower hereunder:

          8.01 FINANCIAL STATEMENTS; CONTINUING DISCLOSURE. The Borrower shall deliver to the Agent (with sufficient copies for each of the Banks):

          (a) as soon as available and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, consolidated and consolidating statements of income of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the respective fiscal year to the end of such fiscal quarter, and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter, setting forth (in the case of such consolidated statements of income) in comparative form the corresponding consolidated figures for the corresponding fiscal quarter in the preceding fiscal year and (in the case of such consolidated balance sheet) in comparative form the corresponding consolidated balance sheet figures as at the end of the corresponding fiscal quarter in the preceding fiscal year, accompanied by a certificate of a Senior Officer, which certificate shall state that said financial statements fairly present the financial condition and results of operations of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, the relevant period (subject to normal year-end audit adjustments);

          (b) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, audited consolidated statements of income, retained earnings

                                   CREDIT AGREEMENT
                                   ----------------
     and cash flows of the Borrower and its Subsidiaries and unaudited consolidating statements of income of the Borrower and its Subsidiaries for such year, and the related consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by (i) an opinion on such consolidated financial statements of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such fiscal year, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default and (ii) a certificate of a Senior Officer, which certificate shall state that such consolidating financial statements consolidated financial statements fairly present the consolidating financial condition and results of operations of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

          (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Borrower or any of its Subsidiaries shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

          (d) promptly upon the mailing thereof to the public shareholders, if any, of the Borrower or any of its Subsidiaries generally, copies of all financial statements, reports and proxy statements so mailed;

          (e) within ten days after the Borrower or any of its Subsidiaries knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Borrower setting forth details respecting such event or condition and the action, if any, that the Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

                                   CREDIT AGREEMENT
                                   ----------------

               (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of
          Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (PROVIDED that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
          Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the
          Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

              (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower or an ERISA Affiliate to terminate any Plan;

             (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

              (iv) the complete or partial withdrawal from a Multiemployer Plan by the Borrower or any ERISA Affiliate that results in liability under
          Section 4201 or 4204 of ERISA (including the obligation to satisfy any secondary liability as a result of a purchaser default) or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to
          Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

               (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

              (vi)  the adoption of an amendment to any Plan that, pursuant to
          Section 401(a)(29) of the Code or

                                   CREDIT AGREEMENT
                                   ----------------

     Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

          (f) promptly after the Borrower knows or has reason to know that any Default has occurred, a notice (which notice shall state that it is a "Notice of Default") of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action taken and proposed to be taken with respect thereto;

          (g) promptly upon receipt thereof, a copy of any notice, filing, claim or other document received by the Borrower in respect of any Subordinated Debt of the Borrower;

          (h) promptly after the occurrence thereof, notice of any strike, labor dispute, slow down or work stoppage due to a labor disagreement (or any material development regarding any thereof) affecting the Borrower or any of its Subsidiaries which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

          (i) promptly upon obtaining actual knowledge of any claim, demand, action, event, condition or report or investigation involving any potential or actual liability of the Borrower or any of its Subsidiaries arising in connection with (a) any noncompliance with or violation of the requirements of any Environmental Law which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (b) a Release or threatened Release of any Hazardous Materials into the environment which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or which Release the Borrower or one of its Subsidiaries would have a duty to report to a governmental authority under any Environmental Law and which Release could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, a notice describing the same in reasonable detail;

          (j) each time the Borrower furnishes a statement pursuant to clause (a) or clause (b) of this Section 8.01, a report (in the form heretofore furnished to the Agent) describing in reasonable detail the circulation volume and

                                   CREDIT AGREEMENT
                                   ----------------
     advertising lineage for each of the newspaper properties of the Borrower and its Subsidiaries for the fiscal quarter or fiscal year covered by such statement; and

          (k) from time to time such other information regarding (i) the business, affairs or financial condition of the Borrower or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA),
     (ii) compliance by the Borrower and any of its Subsidiaries with its obligations under any Transaction Document and (iii) such other matters relating to the transactions contemplated hereby, as any Bank or the Agent may reasonably request.

The Borrower will furnish to the Agent (with sufficient copies for each of the Banks), each time it or they furnish financial statements pursuant to clause (a) or (b) of this Section 8.01, a Compliance Certificate, duly completed and executed by a Senior Officer (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action taken and proposed to be taken with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 8.05(c)(ii) and (iii), 8.06(h) and (i), 8.07(e) and (f), 8.08(e), 8.09,
8.10, 8.11, 8.12, 8.13, 8.14 and 8.20 hereof as of the end of the respective fiscal quarter or fiscal year.

          8.02 LITIGATION. The Borrower will promptly give to each Bank notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Borrower or any of its Subsidiaries, except proceedings which, if adversely determined, could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          8.03 CORPORATE EXISTENCE, ETC. The Borrower will, and will cause each of its Subsidiaries to:

          (a) preserve and maintain its corporate existence and all of its material rights, privileges and franchises (provided that nothing in this Section 8.03 shall prohibit any transaction expressly permitted by
     Section 8.05 hereof);

          (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such

                                   CREDIT AGREEMENT
                                   ----------------
     requirements could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

          (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP or except to the extent such taxes, assessments, charges and levies do not exceed $50,000 (as to the Borrower and its Subsidiaries) in the aggregate;

          (d) maintain all of its Property used or useful in its business in good working order and condition, ordinary wear and tear excepted;

          (e) keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of any Bank or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers and independent public accountants (and by this provision the Borrower authorizes said accountants to discuss the business and affairs of the Borrower with such representatives), all to the extent reasonably requested by such Bank or the Agent, as the case may be; and

          (f) hold a meeting at least annually with the Banks (if so requested by the Agent) to discuss such matters relating to the financial condition of the Borrower and its Subsidiaries and such other matters as any of the Banks shall reasonably request.

          8.04  INSURANCE.
                ----------

          (a) The Borrower will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations. Each policy of property insurance required to be maintained by the Borrower and its Subsidiaries under this Section 8.04 shall name the Agent as loss payee or additional insured (but only to the

                                   CREDIT AGREEMENT
                                   ----------------
extent that any single loss shall exceed $100,000 (as to the Borrower and its Subsidiaries)) and shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' written notice to the Agent, nor by any occupancy or use of any Property for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to such Property. The Borrower will advise the Agent promptly of any policy cancellation, reduction or amendment.

          (b) After the Effective Date, upon the request of the Agent at any time or from time to time, not later than 15 Business Days prior to the termination or expiry date of any insurance required to be maintained by the Borrower hereunder the Borrower shall deliver to the Agent certificates of insurance evidencing that such insurance has been renewed, subject only to the payment of premiums as they become due. In addition, the Borrower will not modify any of the provisions of any policy with respect to casualty or liability insurance without delivering the original copy of the endorsement reflecting such modification to the Agent accompanied by a written report of any firm of independent insurance brokers of nationally recognized standing, stating that, in their opinion, such policy (as so modified) adequately protects the interests of the Banks and the Agent, is in compliance with the provisions of this
Section 8.04 and is comparable in all respects with insurance carried by responsible owners and operators of similar Properties. The Borrower shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 8.04 unless the Agent is the named insured thereunder, with loss payable as provided herein (but only to the extent any single loss thereunder shall exceed $100,000 (as to the Borrower and its Subsidiaries)). The Borrower shall immediately notify the Agent whenever any such separate insurance is obtained and shall deliver to the Agent certificates of insurance evidencing the same.

          8.05  PROHIBITION OF FUNDAMENTAL CHANGES.
                -----------------------------------

          (a) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that:

          (i) any Subsidiary of the Borrower other than an Inactive Subsidiary may be merged or consolidated with or into (A) the Borrower, if the Borrower party to such transaction shall be the continuing or surviving corporation

                                   CREDIT AGREEMENT
                                   ----------------
     or (B) any other Subsidiary of the Borrower; PROVIDED that (x) if any such transaction shall be between a Subsidiary of the Borrower and a Wholly Owned Subsidiary of the Borrower, the Wholly Owned Subsidiary shall be the continuing or surviving corporation and if any such transaction shall be between a Subsidiary of the Borrower that is a Subsidiary Guarantor and a Subsidiary of the Borrower that is not a Subsidiary Guarantor, the Subsidiary that is a Subsidiary Guarantor shall be the continuing or surviving corporation and (y) any merger involving JNI and JCI shall comply with clause (iii) below;

         (ii) the capital stock of each Inactive Subsidiary of the Borrower may be Disposed of and each such Inactive Subsidiary may be liquidated;

        (iii) JNI and JCI may merge with each other; PROVIDED that (x) the continuing or surviving corporation is organized under the laws of, and has its chief executive office in, a state of the United States of America and expressly assumes all obligations of the Borrower hereunder, (y) no Default shall have occurred and be continuing or would occur after giving effect to such merger and (z) after giving effect to such merger, the continuing or surviving corporation will have net operating loss carryforwards for federal tax reporting purposes in an aggregate amount of not less than an amount equal to the excess of $260,000,000 OVER the amount of any net operating loss carryforwards utilized after December 31, 1993 against income of JNI and JCI and their respective Subsidiaries and will have interest carryforwards for federal tax reporting purposes in an aggregate amount of not less than an amount equal to the excess of $19,000,000 OVER the amount of any interest carryforwards utilized after December 31, 1993 against income of JNI and JCI and their respective Subsidiaries; and

          (iv) JRN and INS may merge into or consolidate with the Borrower or any of its Subsidiaries, PROVIDED that the Borrower, if it is a party to such transaction, shall be the continuing or surviving entity.

          (b) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, acquire any business or assets from, or any capital stock or other ownership interest of, or be a party to any Acquisition of, any Person other than:

          (i) purchases by the Borrower and its Subsidiaries in the ordinary course of business of inventory and other assets to be sold or used in the ordinary course of business;

                                   CREDIT AGREEMENT
                                   ----------------

         (ii)  Investments permitted by Section 8.08 hereof;

         (iii)  Capital Expenditures made as permitted by Section 8.10 hereof;

          (iv) Acquisitions by the Borrower of Newspapers in the United States (PROVIDED that (w) each such Acquisition shall be financed solely with equity securities of the Borrower and/or the proceeds of an issuance or sale of equity securities by the Borrower and/or proceeds of Revolving Credit Loans and/or Permitted Additional Debt and/or Net Proceeds from any Disposition and/or the cumulative Excess Cash Flow that remains after the Borrower has performed its obligations under Section 2.09(d) hereof and after giving effect to any Restricted Payments made as permitted by Section 8.09(a) hereof, (x) no Acquisition of any Newspaper may be made pursuant to this clause (iv) if, after giving effect thereto, cash flow attributable to such Newspaper's commercial printing business, if any, would have contributed more than 10% of Cash Flow of the Borrower and its Subsidiaries and the Newspaper(s) to be Acquired (calculated on a pro forma basis) for the period of 12 complete calendar months ended on, or most recently ended prior to, the date of the consummation of such Acquisition, (y) no Default shall have occurred and be continuing or would occur after giving effect to such Acquisition and (z) prior to such Acquisition, the Agent shall have received a certificate of a Senior Officer certifying as to the foregoing and containing calculations, in form and detail satisfactory to the Agent, demonstrating compliance with this Section 8.05 and Sections 8.07, 8.11, 8.12, 8.13 and 8.14 hereof after giving effect to such Acquisition);

          (v) the Borrower and each of its Subsidiaries may acquire any business or assets from, or any capital stock or other ownership interests of, or be a party to any Acquisition of, each other; and

          (vi) the Borrower or any its Subsidiaries may acquire all of the capital stock or other ownership interests of INS from Warburg and/or Warburg Affiliates.

          (c) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, Dispose of any of its Property or business (including, without limitation, any capital stock of any such Subsidiary, receivables and leasehold interests), whether now owned or hereafter acquired, except:

                                   CREDIT AGREEMENT
                                   ----------------

          (i) any inventory or other assets Disposed of in the ordinary course of business;

         (ii) obsolete or worn-out property, tools or equipment no longer used or useful in its business so long as the amount thereof Disposed of in any single calendar year by the Borrower and its Subsidiaries shall not have a fair market value in excess of $1,000,000;

        (iii) any other assets of the Borrower or any of its Subsidiaries Disposed of for cash in an amount not less than their fair market value so long as the aggregate fair market value of the assets so Disposed of by the Borrower and its Subsidiaries during any calendar year does not exceed $5,000,000 or such higher amount as may be consented to by the Majority Banks;

         (iv) assets of the Borrower or any of its Subsidiaries consisting of cash, Cash Equivalents and Inter-company Notes (as defined in the JCI/JNI Security Agreement) Disposed of by the Borrower or any of its Subsidiaries to each other;

          (v) the Borrower and its Subsidiaries may Dispose of any of its Property or business (including, without limitation, any capital stock of any of such Person's Subsidiaries, receivables and leasehold interests), whether now owned or hereafter acquired, to each other; and

          (vi) the Borrower and its Subsidiaries may Dispose of all or any part of the assets heretofore acquired as part of the NEN Acquisition and identified on Annex 3 hereto for cash in an amount not less than their fair market value so long as the aggregate fair market value of the assets so Disposed of by the Borrower and its Subsidiaries does not exceed $1,775,000.

          8.06 LIMITATION ON LIENS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property (including, without limitation, the Property covered by the Security Documents), whether now owned or hereafter acquired, except:

          (a) Liens created by the Security Documents including, without limitation, such Liens securing Indebtedness to any Bank incurred as permitted by Section 8.07(e) hereof;

          (b) Liens on assets of its Subsidiaries existing on the date hereof and listed in Schedule V hereto (except that

                                   CREDIT AGREEMENT
                                   ----------------
     nothing herein shall limit or otherwise affect the obligation of the Borrower under Section 8.22(a) hereof to deliver Title Policies or Title Commitments containing only such exceptions and such affirmative coverage and endorsements as are approved or required by the Majority Banks under said Section 8.22(a));

          (c) Liens for taxes, assessments or charges imposed on it or any of its property by any governmental authority not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or any of its Subsidiaries, as the case may be, in accordance with GAAP;

          (d) statutory Liens of carriers, warehousemen, mechanics, materialmen, repairmen, or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

          (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

          (f) Liens (other than any Lien imposed by ERISA) incurred on deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and return-of-money bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto, all of which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (h) Liens (except in the case of Mortgage Properties) securing Indebtedness incurred by the Borrower or any of its Subsidiaries to finance the purchase of Property used in the ordinary course of its business in an aggregate amount not exceeding $4,000,000 (as to the Borrower and its Subsidiaries) at any one time outstanding, so long as no

                                   CREDIT AGREEMENT
                                   ----------------
     such Lien shall cover any other Property or secure any Indebtedness other than the Indebtedness incurred to purchase such Property;

          (i) additional Liens (except in the case of Mortgage Properties) securing Indebtedness or other obligations of the Borrower or any of its Subsidiaries in an aggregate amount not exceeding $400,000 (as to the Borrower and its Subsidiaries) at any one time outstanding;

          (j) any extension, renewal or replacement of the foregoing, PROVIDED that the Liens permitted by this clause (j) shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property); and

          (k) until the Effective Date, the Liens in respect of the Existing Credit Agreement.

          8.07 INDEBTEDNESS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

          (a)  Indebtedness under the Credit Documents to which it is a party;

          (b) Indebtedness in respect of the Existing Credit Agreement and, until the day after the Effective Date, the Warburg Subordinated Debt;

          (c) Indebtedness of the Borrower or any of its Subsidiaries (other than Indebtedness in respect of the Existing Credit Agreement and the Warburg Subordinated Debt) outstanding on the date hereof and listed on
     Schedule VI hereto;

          (d) income taxes payable, unearned circulation revenue and liabilities under Plans, to the extent the same may be treated as accrued expenses under GAAP, and taxes paid or payable in cash in respect of income or activities earned or conducted during periods prior to December 31, 1994;

          (e) Indebtedness ("PERMITTED ADDITIONAL DEBT") of the Borrower to one or more of the Banks (other than Indebtedness under this Agreement) and/or to any other Person in an aggregate principal or face amount not exceeding (as to the Borrower), on or after the Effective Date an amount equal to $125,000,000 (MINUS the sum of the aggregate outstanding principal amount of the PAD Loans

                                   CREDIT AGREEMENT
                                   ----------------

     (excluding the NEN Acquisition Loans and New Britain Acquisition Loans) PLUS the aggregate unused amount of the PAD Commitments then in effect) at any one time outstanding, PROVIDED that: (i) if the proceeds (or any part of the proceeds) of such Indebtedness are to be used to finance Permitted Acquisitions, the Borrower shall not, except upon the acceleration of such Indebtedness following an event of default, agree or be contractually obligated to repay more than 6% of the original principal amount of such Indebtedness in the first 12 month period following the incurrence of such Indebtedness, more than 8% of the original principal amount of such Indebtedness in the second 12 month period following the incurrence of such Indebtedness, more than 10% of the original principal amount of such Indebtedness in the third 12 month period following the incurrence of such Indebtedness, more than 12% of the original principal amount of such Indebtedness in the fourth 12 month period following the incurrence of such Indebtedness, more than 14% of the original principal amount of such Indebtedness in the fifth 12 month period following the incurrence of such Indebtedness, more than 16% of the original principal amount of such Indebtedness in the sixth 12 month period following the incurrence of such Indebtedness, more than 17% of the original principal amount of such Indebtedness in the seventh 12 month period following the incurrence of such Indebtedness or more than 17% of the original principal amount of such Indebtedness in the eighth 12 month period following the incurrence of such Indebtedness, except that the Borrower may agree or be contractually obligated to repay all or any part of such Indebtedness in a single payment, or pursuant to scheduled payments, on or after June 30, 2004; (ii) both immediately prior to, and after giving effect to, the incurrence of such Indebtedness, no Default shall have occurred and be continuing; (iii) such Indebtedness is incurred pursuant to and governed by agreements and instruments containing such terms and conditions as are satisfactory to the Majority Banks (unless such terms and conditions are no less favorable to the Borrower than those of this Agreement and unless this Agreement permits the Borrower to agree to different terms and conditions); and (iv) if such Indebtedness is provided by one or more of the Lenders, such Indebtedness may be guaranteed by the Borrower's Subsidiaries under the Subsidiary Guarantee and its obligations in respect of such Indebtedness and such Subsidiaries' obligations under the Subsidiary Guarantee in respect of such Indebtedness may be secured PARI PASSU with the Secured Obligations under and as defined in each of the Security Documents;

                                   CREDIT AGREEMENT
                                   ----------------

          (f) Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness described in clauses (a) through (e) above) in an aggregate principal or face amount not exceeding $25,000,000 (as to the Borrower and its Subsidiaries) at any one time outstanding;

          (g) Subordinated Debt of the Borrower, PROVIDED that (i) the Net Proceeds of such Subordinated Debt are applied to the prepayment of the Loans to the extent required by Section 2.09(e) hereof and (ii) after giving effect to the incurrence of such Subordinated Debt and the application of proceeds thereof, no Default shall have occurred and be continuing; and

          (h) Indebtedness evidenced by promissory notes issued in connection with repurchases of stock and/or options contemplated by Section 8.09(c) hereof.

          8.08 INVESTMENTS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

          (a)  Investments in Cash Equivalents;

          (b)  Investments existing on the date hereof and listed on
     Schedule III hereto;

          (c) the Interest Rate Protection Agreements required by Section 8.21 hereof;

          (d) subject to Section 8.05 hereof, additional Investments by the Borrower and its Subsidiaries in each other;

          (e) additional Investments by the Borrower and its Subsidiaries not exceeding an aggregate amount of $2,000,000 (as to the Borrower and its Subsidiaries);

          (f) Investments by the Borrower in the Inactive Subsidiaries of the Borrower outstanding on the date hereof; and

          (g)  Acquisitions expressly permitted by Section 8.05 hereof.

          8.09 RESTRICTED PAYMENTS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, make any Restricted Payment except for:

                                   CREDIT AGREEMENT
                                   ----------------

          (a) cash dividends paid by the Borrower on its common stock in an amount not exceeding in any fiscal year of the Borrower an amount equal to 50% of the cumulative Excess Cash Flow (commencing with the fiscal year ending December 31, 1997) that remains after giving effect to any Acquisitions made as permitted by Section 8.05(b)(iv) hereof and after deducting any cash dividends theretofore made as permitted under this clause (c), PROVIDED that no such dividend shall be made on any date if (x) a Default has occurred and is continuing on such date (or would occur after giving effect thereto) or (y) the Total Debt Ratio on such date is equal to or greater than 4.0 to 1 (or would be equal to or greater than 4.0 to 1 after giving effect thereto);

          (b) additional cash dividends paid by the Borrower on its common stock in an amount not exceeding $2,000,000 in any fiscal year of the Borrower;

          (c) repurchases of common stock of the Borrower or options thereto from any management official upon his or her death or termination of employment for cash or promissory notes, so long as the aggregate amount paid in cash (i) for such common stock or options or (ii) in respect of such promissory notes in any fiscal year of the Borrower shall not exceed $5,000,000; and

          (d) the payment in full of the Warburg Subordinated Debt as contemplated by Section 6.01(f)(iii) hereof.

          8.10 CAPITAL EXPENDITURES. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, make any Capital Expenditure on any date during any of the fiscal years of the Borrower set forth below if (a) Cash Flow for the period of 12 complete consecutive months ending on, or most recently ended prior to, such date MINUS (b) the sum of the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such 12 month period and the amount of such Capital Expenditure proposed to be made would be less than the amount set forth below opposite such year:

                    YEAR        AMOUNT
                    ----        ------

                    1997      $125,000,000
                    1998      $140,000,000
                    1999      $155,000,000
                    2000      $170,000,000
                    2001      $190,000,000
                    2002      $210,000,000


                                   CREDIT AGREEMENT
                                   ----------------

PROVIDED that (x) to the extent the Borrower or any of its Subsidiaries shall sell or otherwise dispose of any capital asset in the ordinary course of business or receive insurance proceeds in respect of any capital asset that is the subject of a Casualty Event and, subject to the requirements of Sections 2.09(b) and (c) hereof, apply (or commit to apply) the proceeds thereof within 180 days after such Disposition or reasonably promptly after such Casualty Event to acquire a like capital asset, the amount of such proceeds so applied shall not be deemed to be a Capital Expenditure within the period in which such acquisition is made, (y) notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures of up to $20,000,000 (as to the Borrower and its Subsidiaries) during any fiscal year of the Borrower and
(z) in addition to the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures in respect of a printing facility in the area in and surrounding Philadelphia, Pennsylvania of up to $25,000,000 (as to the Borrower and its Subsidiaries) (it being understood that the Borrower and its Subsidiaries may make Capital Expenditures in respect of such printing facility in excess of $25,000,000 to the extent permitted above).

          8.11 TOTAL DEBT RATIO. The Borrower will not, at any time during any period set forth below, permit the Total Debt Ratio to exceed the ratio set forth opposite such period:

          PERIOD                                  RATIO
          ------                                  -----

     From and including December 31, 1996
     through and including December 30, 1997      5.50 to 1

     From and including December 31, 1997
     through and including December 30, 1998      5.50 to 1

     From and including December 31, 1998
     through and including December 30, 1999      5.00 to 1

     From and including December 31, 1999
     through and including December 30, 2000      4.50 to 1

     From and including December 31, 2000
     and at all times thereafter                  4.00 to 1

          8.12 FIXED CHARGES RATIO. The Borrower will not, at any time, permit the Fixed Charges Ratio to be less than 1 to 1.

          8.13 INTEREST COVERAGE RATIO. The Borrower will not, at any time permit the Interest Coverage Ratio to be less than 2 to 1.

                                   CREDIT AGREEMENT
                                   ----------------

          8.14 WORKING CAPITAL. The Borrower will not at any time permit Working Capital to be less than zero.

          8.15 LINES OF BUSINESS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to engage to any substantial extent in any business other than the business of printing, publishing, distributing and selling newspapers and proprietary information data bases in connection therewith, commercial printing activities of the types engaged in on the date hereof and other activities incidental or related to each of the foregoing.

          8.16 TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement (including, without limitation, Section 8.05 hereof), the Borrower will not, nor will the Borrower permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise Dispose of any assets to an Affiliate;
(c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, Guarantees and assumptions of obligations of an Affiliate); PROVIDED that (i) any Affiliate who is an individual may serve as a director, officer or employee of the Borrower or its Subsidiaries and receive reasonable compensation for his or her services in such capacity, (ii) the Borrower and its Subsidiaries may enter into transactions providing for the purchase or sale of inventory and other assets or the provision of services (including, without limitation, printing and advertising representation services) in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Borrower and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate, and (iii) the Borrower or any its Subsidiaries may acquire all of the capital stock or other ownership interests of INS from Warburg and/or Warburg Affiliates.

          8.17 SALE AND LEASEBACK. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any arrangement with any other Person (other than the Borrower and its Subsidiaries) providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries.

                                   CREDIT AGREEMENT
                                   ----------------

          8.18 AMENDMENT OF CERTAIN DOCUMENTS. The Borrower will not, without the prior written consent of the Majority Banks, amend or otherwise modify, or consent to any amendment or other modification of, or waive any provision of any of the following agreements to which it is a party: (a) its certificate of incorporation or by-laws (or equivalent documents) or (b) any agreement, instrument or other document evidencing or governing any Subordinated Debt of the Borrower.

          8.19 USE OF PROCEEDS. The Borrower will use (a) the proceeds of the Revolving Credit Loans solely (i) for general corporate purposes of the Borrower and its Subsidiaries, including for working capital requirements of the Borrower and its Subsidiaries in the ordinary course of business, (ii) for extensions of credit to any of its Subsidiaries and (iii) to finance Permitted Acquisitions and (b) the proceeds of each Series of PAD Loans other than NEN Acquisition Loans and New Britain Acquisition Loans for any permitted purpose under this Agreement except as may be otherwise agreed between the Banks holding such PAD Loans and the Borrower. In all events, the Borrower will use the proceeds of the Loans in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulation U and Regulation X.

          8.20 SALES OF ACCOUNTS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, sell, with or without recourse, or discount or otherwise sell for less than the face value thereof, any of their notes or accounts receivable except that the Borrower or any of its Subsidiaries may sell, without recourse, accounts receivable of individual account debtors that the Borrower or such Subsidiary reasonably and in good faith believes to be uncollectible or otherwise difficult to collect in the ordinary course of business so long as the aggregate face amount (less applicable reserves) of all such accounts receivable of the Borrower and its Subsidiaries so sold in any fiscal year of the Borrower does not exceed $500,000 (as to the Borrower and its Subsidiaries).

          8.21 INTEREST RATE PROTECTION. From and after Effective Date, the Borrower and/or its Subsidiaries will have in place and thereafter maintain in full force and effect one or more Interest Rate Protection Agreements (in a manner reasonably satisfactory to the Majority Banks) with one or more of the Banks (or with another bank or financial institution having a capital, surplus and undivided profits of at least $500,000,000) such that the average maximum rate of interest payable by the Borrower for consecutive periods (each of which shall be of at least two years duration) as to a principal amount at least equal to 50% of the aggregate principal amount of the Loans scheduled to be

                                   CREDIT AGREEMENT
                                   ----------------
outstanding during the respective period shall not exceed 10%; PROVIDED that the Borrower's obligations under this Section 8.21 shall not apply for any period during which the Total Debt Ratio is less than 3.0 to 1 (as demonstrated by the most recent consolidated financial statements of the Borrower and related Compliance Certificate required to be delivered under Section 8.01 hereof).

          8.22 MORTGAGES. Not later than 45 days after the date the Majority Banks (through the Agent) give notice (the "MORTGAGE NOTICE") to the Borrower requesting the granting of the Mortgages, the Borrower will (i) cause each of the Mortgagors to duly execute, acknowledge and deliver the applicable Mortgages to the Agent (which Mortgages shall include metes and bounds descriptions of the respective Mortgage Properties), (ii) concurrently with the delivery of the Mortgages to the Agent, cause the Subsidiary Guarantors to enter into a Supplement to the Subsidiary Guarantee with the Agent in substantially the form of Exhibit B-1 to the 1994 Credit Agreement (with such changes thereto as the Agent shall reasonably request), and (iii) furnish or cause to be furnished to the Agent:

          (a) policies of mortgage title insurance (the "TITLE POLICIES") in ALTA Loan Policy - 1970 Form (rev. 10/17/70 and 10/17/84), or equivalent policies, issued by the Title Insurer in an amount, as to each Mortgage Property, equal to 125% of the fair market value of such Mortgage Property as established by the appraisals, if any, referred to in Section 8.22(g) hereof, insuring the Mortgages as valid first liens on the respective Mortgage Properties, showing fee simple title to the Mortgage Properties vested in the applicable Mortgagor subject only to such exceptions as are set forth in the Approved Title Reports and such additional exceptions which arose after the date of such reports as the Majority Banks in the exercise of their reasonable discretion may approve, and containing such affirmative coverage and endorsements as the Majority Banks may reasonably require. The Title Policies shall contain tie-in endorsements satisfactory to the Agent and the Majority Banks, aggregating the insurance under all Title Policies, so that the amount of insurance afforded by the Title Policy covering each Mortgage Property is equal to the aggregate amount of the insurance under the Title Policies covering all Mortgage Properties.
     In lieu of the Title Policies, the Borrower may cause the Subsidiary Guarantors to deliver to the Agent, within the 45-day period specified above, binding, irrevocable commitments by the Title Insurer, dated the date of delivery of the Mortgages to the Agent, to issue the Title Policies to the Agent as of such date in

                                   CREDIT AGREEMENT
                                   ----------------
     compliance with the foregoing requirements of this Section 8.22(a), which commitments (the "TITLE COMMITMENTS") shall contain no printed exceptions in Schedule B thereto (including any exceptions as to defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the date thereof but prior to the date of recordation of the Mortgages) and shall otherwise be in form and substance reasonably satisfactory to the Agent and the Majority Banks; PROVIDED that the Borrower shall furnish or cause to be furnished to the Agent, within such 45-day period, evidence of the payment in full of all premiums and shall deliver the Title Policies or cause the same to be delivered to the Agent within 30 days after the earlier of (i) the delivery of the Title Commitments to the Agent, or (ii) the expiration of such 45-day period. Concurrently with the delivery of the Title Policies or the Title Commitments, as the case may be, the Borrower will furnish copies of (i) all instruments of record and (ii) all other documents specified in the Title Commitments or Title Policies, as the case may be, encumbering or otherwise affecting the Mortgage Properties;

          (b) the Surveys, redated to a date not more than 90 days prior to the date of the Mortgage Notice, together with such certificates since such redating as the Title Insurer may require in order to issue the Title Policies and Title Commitments as hereinabove provided;

          (c) opinions (dated the date on which the Mortgages are delivered to the Agent) of local counsel to be issued to the Agent and the Banks to the effect set forth in Exhibit G-1 to the 1994 Credit Agreement (with such changes thereto as the Agent shall reasonably request) and also to the effect that the Mortgages have been duly authorized, executed and delivered by the respective Mortgagors and, in the case of the Mortgages covering the Mortgage Property in the State of Missouri, by the trustee designated therein (such trustee to be specified by the Borrower with the approval of the Agent), and that such trustee has full power and authority to serve in such capacity and to exercise all rights and powers under such Mortgage;

          (d) evidence satisfactory to the Agent of (i) the due recordation of the Mortgages and filing of financing statements reasonably satisfactory to the Agent in connection therewith in the appropriate recording and filing offices and (ii) the payment of all filing and recording fees and expenses, of any mortgage, mortgage recording,

                                   CREDIT AGREEMENT
                                   ----------------
     intangibles or other tax payable in connection with the Mortgages or the obligations secured thereby, and of the premiums for the Title Policies and all other charges in connection therewith;

          (e) such affidavits, releases, indemnities, undertakings or other documents as the Title Insurer may require in order to issue the Title Policies as hereinabove provided;

          (f) such direct access reinsurance agreements with such other title insurance companies on such forms and in such amounts, all as the Majority Banks shall reasonably require;

          (g) if so requested by the Majority Banks (through the Agent), an appraisal of the Mortgage Properties, in form and substance satisfactory to the Majority Banks, complying with the Appraisal Policies and Review Procedures of the Board of Governors of the Federal Reserve System (12 CFR
     Part 323);

          (h) the hazard, flood and other insurance policies required by the Mortgages; and

          (i) if so requested by the Majority Banks (through the Agent), an environmental survey and assessment covering each of the Mortgage Properties.

If any Subsidiary Guarantor or the Borrower shall acquire any real property other than the Mortgage Properties after the date of this Agreement, the Borrower shall give notice thereof to the Agent, and the Majority Banks may, by notice to the Borrower (through the Agent) require the Borrower to grant or cause such Subsidiary Guarantor to grant a mortgage on such real property (a "SUPPLEMENTAL MORTGAGE") to the Agent, in such form as the Majority Banks shall reasonably require, as additional security for the obligations secured by the Mortgages, in which event the Borrower, within 45 days after the giving of such notice to it, shall grant, or cause such Subsidiary Guarantor to grant, such Supplemental Mortgage to the Agent together with such other documents of the types specified above in this Section 8.22 as the Majority Banks may reasonably require.

          8.23  ENVIRONMENTAL MATTERS.   The Borrower will, and will cause each
of its Subsidiaries to, comply in all material respect with all Environmental Laws now or hereafter applicable to the Borrower and its Subsidiaries, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other

                                   CREDIT AGREEMENT
                                   ----------------
authorizations necessary for its operations and maintain such authorizations in full force and effect.

          8.24 CERTAIN CORPORATE ACTIONS. Except as expressly permitted by this Agreement, the Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any transaction (other than the Borrower's initial public offering, the merger of Journal Register LLC with and into the Borrower, the Management Bonus Plan or the Stock Incentive Plan) or take any action that would result in an "ownership change" of the Borrower or any Subsidiary as described in Section 382 of the Code.

          8.25  CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES.
                --------------------------------------------

          (a) The Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that (i) each of its Subsidiaries at all times is a Wholly Owned Subsidiary (except for any stock or other equity interests of such Subsidiary which is owned by a third party as of the Effective Date, as listed in Schedule IV hereto) and
(ii) each of its Subsidiaries is and becomes a party to the Subsidiary Guarantee and the JCI/JNI Security Agreement, PROVIDED that, in the event of any Subsidiary organized as a partnership or limited liability company, the Borrower shall cause each of the partners or members thereof, as the case may be, to enter into a pledge agreement in form and substance satisfactory to the Agent pursuant to which the Agent, on behalf of the Banks, shall be granted a first prior perfected security interest in all of the equity interests of such partnership or limited liability company to secure the obligations owing to the Banks hereunder and under the other Credit Documents, subject to no other Lien (and the organizational document for such partnership or limited liability company shall expressly authorize each such partner or member to so pledge its equity interests therein and shall contain no other restriction against the Agent enforcing such security interest and transferring such equity interests to a third party). In the event that any such additional shares of stock or other equity interests shall be issued by any Subsidiary of the Borrower, the Borrower agrees forthwith to, and to cause its Subsidiaries to, deliver to the Agent pursuant to the Security Documents the certificates (if any) evidencing such shares of stock or other equity interests, accompanied by undated stock powers executed in blank and to take such other action as the Agent shall request to perfect the security interest created therein pursuant to the Security Documents.

          (b) The Borrower will not permit any of its Subsidiaries to enter into, after the date of this Agreement, any

                                   CREDIT AGREEMENT
                                   ----------------
indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of Property.

          8.26 INACTIVE SUBSIDIARIES. Anything in this Agreement to the contrary notwithstanding, the Borrower will not, nor will the Borrower permit any of its Subsidiaries to, engage in any transaction or any other business with or for the benefit of any Inactive Subsidiary. Anything in this Agreement to the contrary notwithstanding, the Borrower will not permit any of its Inactive Subsidiaries to engage in any business or create or incur any Indebtedness or create or incur any other obligations (contingent or otherwise) after the date hereof.


          Section 9. EVENTS OF DEFAULT. If one or more of the following events (herein called "EVENTS OF DEFAULT") shall occur and be continuing:

          (a) the Borrower shall default in the payment (including any required prepayment) when due of any principal of or interest on any Loan or any other amount payable by the Borrower hereunder or under any of the other Credit Documents; or any Obligor shall default in the payment when due of any amount payable by such Obligor under any of the Credit Documents; or

          (b) the Borrower or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its Indebtedness (other than as described in paragraph (a) above) aggregating $2,000,000 or more, or in the payment when due of any amount under any Interest Rate Protection Agreement for a notional principal amount exceeding $1,000,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities

                                   CREDIT AGREEMENT
                                   ----------------
     evidencing such Indebtedness trade at a level specified in relation to the par value thereof or, in the case of an Interest Rate Protection Agreement, to permit the payments owing under such Interest Rate Protection Agreement to be liquidated; or

          (c) any representation, warranty or certification made or deemed made by any Obligor in any Transaction Document (or in any modification or supplement thereto), or in any certificate furnished to any Bank or the Agent pursuant to the provisions thereof, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

          (d) the Borrower shall default in the performance of any of its obligations under clause (f) of Section 8.01 hereof, clause (a) of Section
     8.03 hereof (as to the obligation to maintain the corporate existence of the Borrower and its Subsidiaries only), clause (a) of Section 8.04 hereof, Sections 8.05 through 8.22 (inclusive) hereof or Section 8.25 hereof; or the Borrower or any other Obligor shall default in the performance of any of its or their other obligations hereunder or under any of the other Credit Documents to which the Borrower or any other Obligor is a party and such default shall continue unremedied for a period of 30 days after notice thereof to the Borrower by the Agent or any Bank (through the Agent); or

          (e) the Borrower or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) the Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its

                                   CREDIT AGREEMENT
                                   ----------------

     Subsidiaries, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or such Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

          (h) a final judgment or judgments for the payment of money in excess of $2,000,000 in the aggregate shall be rendered by a court or courts against the Borrower and/or any of its Subsidiaries and the same shall not be discharged (or adequate provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 45 days from the date of entry thereof and the Borrower or such Subsidiary shall not, within said period of 45 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (i) an event or condition specified in Section 8.01(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Borrower or any ERISA Affiliate shall incur or in the opinion of the Majority Banks shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which is material in relation to the financial condition, business, operations, prospects, assets, liabilities or capitalization of the Borrower and its Subsidiaries taken as a whole; or

          (j) except for any expiration or termination in accordance with its terms or resulting from any action by the Agent or any Bank, any of the Liens created by the Security Documents or, if the same have been executed and delivered by the individual parties thereto and be in effect, any of the Mortgages, shall not constitute a valid and perfected Lien on the collateral described therein (to

                                   CREDIT AGREEMENT
                                   ----------------
     the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Agent, free and clear of all other Liens (other than Permitted Liens); or except for expiration in accordance with its terms, any of the Security Documents (in the case of any of the Mortgages, if the same have been executed and delivered by the individual parties thereto) shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Borrower or any other Obligor; or if the Mortgagor under any Mortgage covering any Mortgage Property located in Missouri (if the Mortgage relating to such Mortgage Property shall have been executed and delivered by the individual parties thereto and be in effect) shall give notice to any of the Agent and the Banks terminating the operation of such Mortgage as security for Loans made hereunder or obligations incurred hereunder after the date on which such notice is given; or

          (k)  Any of the following events shall occur and be continuing:

               (i) any person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Section 13(d) and 14(d) of the Exchange Act (other than Warburg and the Warburg Affiliates) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation or other business combination or otherwise, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35% (or such higher percentage as shall be owned at such time by Warburg and/or the Warburg Affiliates) of the capital stock of the Borrower on a fully-diluted basis (in other words, giving effect to the exercise of any warrants, options and conversion and other rights); or

               (ii) a majority of the Board of Directors of the Borrower shall no longer be composed of individuals (x) who are members of said Board on the Effective Date, (y) whose election or nomination to said Board has been approved by individuals referred to in the foregoing clause
          (x) constituting at the time of such election or nomination at least a majority of said Board or (z) whose election or nomination to said Board was approved by individuals referred to in the foregoing clauses
          (x) and (y) constituting at the time of such election or nomination at least a majority of said Board;

                                   CREDIT AGREEMENT
                                   ----------------

          (l) any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body takes any final and nonappealable action which has the effect of reducing (i) the net operating loss carryforwards referred to in Section 7.24 hereof to an amount below an amount (the "ADJUSTED NOL") equal to the excess of $260,000,000 over the amount of any net operating loss carryforwards utilized after December 31, 1993 against income of JNI and JCI and their respective Subsidiaries, or the effect of materially limiting the use of the Adjusted NOL or (ii) the interest carryforwards referred to in Section 7.24 hereof below an amount (the "ADJUSTED INTEREST CARRYFORWARD") equal to the excess of $19,000,000 over the amount of any interest carryforwards utilized after December 31, 1993 against income of JNI and JCI and their respective Subsidiaries, or the effect of materially limiting the use of the Adjusted Interest Carryforward; or

          (n) there shall have been asserted against the Borrower or any of its Subsidiaries an Environmental Claim that, in the judgment of the Majority Banks is reasonably likely to be determined adversely against the Borrower or such Subsidiary, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by the Borrower or such Subsidiary but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor);

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9 with respect to any Obligor, (A) the Agent may and, upon request of the Majority Banks shall, by notice to the Borrower, terminate the Commitments and they shall thereupon terminate, and (B) the Agent may and, upon request of the Majority Banks shall, by notice to the Borrower declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9 with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, any amounts

                                   CREDIT AGREEMENT
                                   ----------------
payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.


          Section 10.  THE AGENT.
                       ----------

          10.01 APPOINTMENT, POWERS AND IMMUNITIES. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Credit Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents, and shall not by reason of this Agreement or any other Credit Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or in any other Transaction Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Transaction Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Transaction Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Credit Document; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Credit Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Agent, together with the consent of the Borrower to such assignment or transfer (to the extent provided in Section 11.06(b) hereof). No Managing Agent, Co-Agent or Lead Manager referred to on the cover page or signature pages of

                                   CREDIT AGREEMENT
                                   ----------------
this Agreement shall have any rights or obligations under this Agreement except in its capacity as a "Bank" hereunder.

          10.02 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Credit Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Banks or, if provided herein, in accordance with the instructions given by the Majority Revolving Credit Banks, the Majority Term Loan Banks or all of the Banks as is required in such circumstance, and such instructions of such Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          10.03 DEFAULTS. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default as shall be directed by the Majority Banks or, if provided herein, the Majority Revolving Credit Banks or the Majority Term Loan Banks, PROVIDED that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks, the Majority Revolving Credit Banks, the Majority Term Loan Banks or all of the Banks.

          10.04 RIGHTS AS A BANK. With respect to its Commitments and the Loans made by it, Chase (and any successor acting as Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Subsidiaries or Affiliates) as if it were not

                                   CREDIT AGREEMENT
                                   ----------------
acting as the Agent, and Chase and its affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

          10.05 INDEMNIFICATION. The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Borrower under said Section 11.03) ratably in accordance with the aggregate principal amount of the Loans held by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Bank) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Transaction Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrower is obligated to pay under Section 11.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, PROVIDED that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

          10.06 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Credit Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other Credit Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Borrower or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the Security Documents or delivered to the Agent with the intent that such notices,


                                   CREDIT AGREEMENT
                                   ----------------
reports and other documents and information shall be distributed to the Banks pursuant to the terms hereof, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any of its Subsidiaries (or any of its affiliates) that may come into the possession of the Agent or any of its affiliates.

          10.07 FAILURE TO ACT. Except for action expressly required of the Agent hereunder and under the other Credit Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

          10.08 RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower, and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office in the United States of America, with a combined capital and surplus of at least $500,000,000, PROVIDED that if such successor Agent shall not have an office in New York, New York at which payments hereunder and notices delivered hereunder and under the Security Documents are to be made, then the parties hereto agree to effect such modifications to this Agreement and the Security Documents as shall be appropriate to permit such payments to be made and such notices to be delivered to a non-New York office. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                                   CREDIT AGREEMENT
                                   ----------------

          10.09 CONSENTS UNDER OTHER CREDIT DOCUMENTS. Except as otherwise provided in Section 11.04 hereof with respect to this Agreement and the Notes, the Agent may, with the prior written consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Credit Documents or agree to additional obligations being secured by the Collateral under and as defined in the relevant Security Document if the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by the relevant Security Document (except that no such consent shall be required for Liens securing Permitted Additional Debt incurred as permitted by Section 8.07(e) hereof if such Liens may be PARI PASSU with the Liens in favor of the Agent for the benefit of the Banks as permitted by said
Section 8.07(e)), PROVIDED that, without the prior consent of each Lender, the Agent shall not (except as expressly provided herein or in the Credit Documents)
(a) release any collateral or otherwise terminate any Lien under any Credit Document providing for collateral security, or agree to any other additional obligations being secured by such collateral security, except that no such consent shall be required, and the Agent is hereby authorized, to release any Lien covering Property that is the subject of a Disposition of Property permitted hereby or by any of the other Credit Documents or to which the Required Lenders have consented or (b) release the Borrower or any Subsidiary Guarantor from its obligations under the Credit Documents except that no such consent shall be required, and the Agent is hereby authorized, to release any Subsidiary Guarantor from its obligations under the Credit Documents in connection with the Disposition by the Borrower (or any of its Subsidiaries) of all of the capital stock of such Subsidiary Guarantor, if owned by the Borrower, or the Disposition by such Subsidiary Guarantor of all of the Property of such Subsidiary Guarantor, in either case, as permitted hereby or by any of the other Credit Documents or with respect to which the Required Lenders have consented.


          Section 11.  MISCELLANEOUS.
                       --------------

          11.01 WAIVER. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                                   CREDIT AGREEMENT
                                   ----------------

          11.02 NOTICES. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement or any Note) shall be given or made by telecopy, telegraph, cable or otherwise in writing and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at (i) in the case of the Borrower and the Agent, the "Address for Notices" specified below its name on the signature pages hereof and (ii) in the case of each of the Banks, the address (or telecopy number) set forth in its Administrative Questionnaire; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          11.03  EXPENSES, ETC.   The Borrower agrees to pay or reimburse each
of the Banks and the Agent for: (a) all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents, the making of the Loans hereunder and the syndication of the credit facilities hereby provided and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Credit Documents (whether or not consummated); (b) all reasonable out-of-pocket costs and expenses of the Banks and the Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this
Section 11.03; (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Credit Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Credit Document or any other document referred to therein; and (d) all costs, expenses and

                                   CREDIT AGREEMENT
                                   ----------------
other charges in respect of title insurance procured with respect to the Liens created pursuant to the Mortgages.

          The Borrower hereby agrees to indemnify the Agent and each Bank and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Agent or any Bank, whether or not the Agent or any Bank is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the Loans hereunder or any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). Without limiting the generality of the foregoing, the Borrower will indemnify the Agent and each Bank from, and hold the Agent and each Bank harmless against, any losses, liabilities, claims, damages or expenses described in the preceding sentence (including any Lien filed against any Mortgage Property or any part of the Property covered thereby thereunder in favor of any governmental entity, but excluding, as provided in the preceding sentence, any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Borrower or any of its Subsidiaries (or any predecessor in interest to the Borrower or any of its Subsidiaries), or the past, present or future condition of any site or facility owned, operated or leased at any time by the Borrower or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials at or from any such site or facility, including any such Release or threatened Release that shall occur during any period when the Agent or any Bank shall be in possession of any such site or facility following the exercise by the Agent or any Bank of any of its rights and remedies hereunder or under any of the Security Documents.

          11.04  AMENDMENTS, ETC.   Except as otherwise expressly provided
herein, any provision of this Agreement or the Notes or any of the other Credit Documents may be amended or modified only by an instrument signed by the Borrower and the Majority Banks,

                                   CREDIT AGREEMENT
                                   ----------------
or by the Borrower and the Agent acting with the written consent of the Majority Banks, and any provision of this Agreement or any of the other Credit Documents may be waived by the Majority Banks or by the Agent acting with the consent of the Majority Banks; PROVIDED that: (i) no amendment, modification or waiver shall: (a) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of the Commitments of a Bank without the consent of such Bank, (b) extend the date fixed for the scheduled payment of principal of or interest on any Loan held by any Bank or any fee or waive any Event of Default arising by reason of a failure to pay any such principal or interest or fee without the consent of such Bank, (c) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee is payable hereunder without the consent of such Bank, (d) alter the terms of this Section 11.04 without the consent of all of the Banks, or (e) amend the definition of the term "Majority Banks", "Majority Revolving Credit Banks", "Majority Term Loan Banks", "Lender" or "Required Lenders", or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof or thereof without the consent of all of the Banks and any amendment, modification or waiver of the definition of the terms "Lender" and "Required Lenders" or other modification of the number or percentage of the Lenders required to make any determinations to be made by any or all of the Lenders or waive any rights in favor of the Lenders or modifying any provision thereof shall also require the consent of all of the Lenders; (ii) any amendment, modification or waiver of (a) any of the conditions precedent specified in Section 6.02 hereof with respect to the making of Revolving Credit Loans shall require the consent of the Majority Revolving Credit Banks and (b) any of the conditions precedent to the making of any Series of PAD Loans other than the requirements of Sections 2.01(e) hereof shall require only the consent of Banks holding at least 60% of the related Series of PAD Commitments for such PAD Loans; and (iii) any amendment of Section 10 hereof, or which alters the rights or obligations of the Agent hereunder or under any of the other Credit Documents, shall require the consent of the Agent.

          11.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                   CREDIT AGREEMENT
                                   ----------------

          11.06  ASSIGNMENTS AND PARTICIPATIONS.
                 -------------------------------

          (a) The Borrower may not assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Banks and the Agent.

          (b) Each Bank may assign any of its Loans, its Notes, and its Commitments (but only with the consent of, in the case of its outstanding Commitments, the Borrower and the Agent, which consent shall not be unreasonably withheld); PROVIDED that (i) no such consent by the Borrower or the Agent shall be required in the case of any assignment to another Bank and no consent by the Borrower shall be required if a Default has occurred and is continuing;
(ii) each such assignment shall be in an amount such that, after giving effect to such assignment, the sum of (A) the aggregate amount of the unused Commitments (if the Commitments are then in effect) of each of the assignor Bank and the assignee bank PLUS (B) the aggregate amount of the Loans held by each of the assignor Bank and the assignee bank shall be equal to or greater than $5,000,000 (unless, after giving effect to such assignment and all other such assignments by such assigning Bank occurring simultaneously or substantially simultaneously therewith, such assigning Bank shall hold no Commitments or Loans hereunder); (iii) each such assignment by a Bank of its Revolving Credit Loans, Revolving Credit Note or Revolving Credit Commitment shall be made in such manner so that the same portion of its Revolving Credit Loans, Revolving Credit Note and Revolving Credit Commitment is assigned to the respective assignee;
(iv) each such assignment by a Bank of its Term Loans and Term Note shall be made in such manner so that the same portion of its Term Loans and Term Note is assigned to the respective assignee; and (v) each such assignment by a Bank of its PAD Loans of a particular Series or PAD Commitments of a particular Series and PAD Note for PAD Loans of such Series shall be made in such manner so that the same portion of its PAD Loans of such Series and PAD Commitment of such Series and PAD Note for PAD Loans of such Series is assigned to the respective assignee. Upon execution and delivery by the assignee to the Borrower and the Agent of an instrument in writing pursuant to which such assignee agrees to become a "Bank" hereunder (if not already a Bank) having the Commitment(s) and Loans specified in such instrument, and upon consent thereto by the Borrower and the Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Borrower and the Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment(s) and Loans (or portions thereof) assigned to it (in addition to the Commitment(s) and Loans, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of

                                   CREDIT AGREEMENT
                                   ----------------
such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon each such assignment the assigning Bank shall pay the Agent an assignment fee of $3,000.

          (c) A Bank may sell or agree to sell to one or more other Persons a participation in all or any part of any Loan held by it or Loans made or to be made by it, in which event each such participant shall be entitled to the rights and benefits of the provisions of Section 8.01(k) hereof with respect to its participation in such Loan as if (and the Borrower shall be directly obligated to such participant under such provisions as if) such participant were a "Bank" for purposes of said Section, but shall not have any other rights or benefits under this Agreement or any Note (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement (the "PARTICIPATION AGREEMENT") executed by such Bank in favor of the participant). All amounts payable by the Borrower to any Bank under Section 5 hereof shall be determined as if such Bank had not sold or agreed to sell any participations in such Loan and as if such Bank were funding all of such Loan in the same way that it is funding the portion of such Loan in which no participations have been sold. In no event shall a Bank that sells a participation be obligated to the participant under the Participation Agreement to take or refrain from taking any action hereunder or under such Bank's Note except that such Bank may agree in the Participation Agreement that it will not, without the consent of the participant, agree to (i) the increase or extension of the term, or the extension of the time or waiver of any requirement for the reduction or termination, of such Bank's Commitments, (ii) the extension of any date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fees payable to the participant, (iii) the reduction of any payment of principal thereof, (iv) the reduction of the rate at which either interest is payable thereon or (if the participant is entitled to any part thereof) commitment fee is payable hereunder to a level below the rate at which the participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation or (v) release any collateral or otherwise terminate any Lien under the Security Documents (other than in connection with the Disposition of Property permitted hereunder or to which the Majority Banks have consented hereunder).

          (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Bank may (without notice to the Borrower, the Agent or any other Bank and without payment of any fee) (i) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and

                                   CREDIT AGREEMENT
                                   ----------------
any Operating Circular issued by such Federal Reserve Bank and (ii) assign all or any portion of its rights under this Agreement and its Loans and its Notes to an affiliate of such Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

          (e) A Bank may furnish any information concerning the Borrower and/or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.12 hereof.

          (f) Anything in this Section 11.06 to the contrary notwithstanding, no Bank may assign or participate any interest in any Loan held by it hereunder to the Borrower or any of its Subsidiaries or any Affiliates without the prior consent of each Bank.

          11.07  SURVIVAL.  The obligations of the Borrower under Sections
5.01, 5.05 and 11.03 hereof, and the obligations of the Banks under
Section 10.05 hereof, shall survive the repayment of the Loans and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Bank shall be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Bank or the Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

          11.08 CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          11.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          11.10 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York County for the

                                   CREDIT AGREEMENT
                                   ----------------
purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          11.12 CONFIDENTIALITY. Each Bank and the Agent agrees to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, all non-public information provided to such Bank by or on behalf of the Borrower or any of its Subsidiaries or Affiliates in connection with this Agreement and identified as being confidential at the time the same is delivered to the Banks or the Agent; PROVIDED that any Bank or the Agent may disclose such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any of the Banks or the Agent, (c) to bank examiners, auditors or accountants, (d) to the Agent or any other Bank (or to Chase Securities Inc.), (e) in connection with any litigation to which any one or more of the Banks or the Agent is a party, (f) to a subsidiary or affiliate of any Bank or the Agent, (g) to any assignee or participant (or prospective assignee or participant) of or in any Loans so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Bank a Confidentiality Agreement substantially in the form of Exhibit D hereto, (h) to any other Person in the course of the enforcement of any Bank's or the Agent's rights or remedies hereunder or under any other Credit Document, (i) to any other creditor of any Obligor at any time during the continuance of an Event of Default or (j) that subsequently becomes publicly available (other than by reason of a breach by any Bank or the Agent of its obligations under this Section 11.12).

                                   CREDIT AGREEMENT
                                   ----------------

          IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.



                                        JOURNAL REGISTER COMPANY


                                   By
                                      -------------------------
                                      Name:
                                      Title:




                                   CREDIT AGREEMENT
                                   ----------------

                              AGENT

                              THE CHASE MANHATTAN BANK,
                              individually and
                              as Agent


                              By
                                 -------------------------
                                 Name:
                                 Title:

                              MANAGING AGENTS

                              THE BANK OF NEW YORK


                              By
                                 -------------------------
                                 Name:
                                 Title:

                              CIBC, INC.


                               By
                                 -------------------------
                                 Name:
                                 Title:


                              FLEET NATIONAL BANK


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              KEYBANK NATIONAL ASSOCIATION


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              CO-AGENTS

                              TORONTO DOMINION (NEW YORK), INC.


                              By
                                 -------------------------
                                 Name:
                                 Title:

                                   CREDIT AGREEMENT
                                   ----------------

                              NATIONSBANK OF TEXAS, N.A.


                              By
                                 -------------------------
                                 Name:
                                 Title:

                              LEAD MANAGERS

                              CORESTATES BANK


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              OTHER BANKS

                              ABN-AMRO BANK, N.V.


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              By
                                 -------------------------
                                 Name:
                                 Title:

                              BANK OF HAWAII


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              FIRST NATIONAL BANK OF MARYLAND

                              By
                                 -------------------------
                                 Name:
                                 Title:


                              FIRST HAWAIIAN BANK


                              By
                                 -------------------------
                                 Name:
                                 Title:

                                   CREDIT AGREEMENT
                                   ----------------

                              GREAT WEST LIFE & ANNUITY
                                INSURANCE COMPANY


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              MICHIGAN NATIONAL BANK


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              SOCIETE GENERALE


                              By
                                 -------------------------
                                 Name:
                                 Title:

                              UNION BANK


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              UNITED JERSEY BANK CENTRAL, N.A.


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST


                              By
                                 -------------------------
                                 Name:
                                 Title:


                                   CREDIT AGREEMENT
                                   ----------------

                              MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.


                              By
                                 -------------------------
                                 Name:
                                 Title:


                              SENIOR DEBT PORTFOLIO

                              By BOSTON MANAGEMENT AND RESEARCH,
                                 as Investment Advisor


                              By
                                 -------------------------
                                 Name:
                                 Title:


                                   CREDIT AGREEMENT
                                   ----------------

                                   CREDIT AGREEMENT
                                   ----------------